FILE NO.  33-86102
                                                              FILE NO.  811-8852
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                                   ---------
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933            (X)
                          Pre-Effective Amendment No.            ( )
                        Post-Effective Amendment No. 12          (X)
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940        (X)
                                Amendment No.  13                (X)
                                   ---------
                     JOHN HANCOCK INSTITUTIONAL SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
              (Address of Principal Executive Offices) (Zip Code)
                 Registrant's Telephone Number, (617) 375-1700
                                   ---------
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                          Boston, Massachusetts 02199
                    (Name and Address of Agent for Service)
                                   ---------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:


It is proposed that this filing will become effective:
( ) immediately upon filing pursuant to paragraph (b) of Rule 485
( ) on (date) pursuant to paragraph (b) of Rule 485
( ) 75 days after filing pursuant to paragraph (a) of Rule 485
(X) on July 1, 2000 pursuant to paragraph (a) of Rule 485

If appropiate, check the following box:

( ) This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                    John Hancock
                                                                    Equity Funds

                                                                      Prospectus


                                                                    July 1, 2000


--------------------------------------------------------------------------------

                                                                   Balanced Fund
                                                                Core Equity Fund
                                                                Core Growth Fund
                                                                 Core Value Fund
                                                           Large Cap Growth Fund
                                                            Large Cap Value Fund
                                                             Mid Cap Growth Fund
                                                           Small Cap Growth Fund
                                                            Small Cap Value Fund
                                                        Sovereign Investors Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                      [LOGO] JOHN HANCOCK FUNDS
                                             A Global Investment Management Firm

Contents

--------------------------------------------------------------------------------

A fund-by-fund summary          Balanced Fund                                  4
of goals, strategies, risks,
performance and expenses.       Core Equity Fund                               6

                                Core Growth Fund                               8

                                Core Value Fund                               10

                                Large Cap Growth Fund                         12

                                Large Cap Value Fund                          14

                                Mid Cap Growth Fund                           16

                                Small Cap Growth Fund                         18

                                Small Cap Value Fund                          20

                                Sovereign Investors Fund                      22


Policies and instructions for   Your account
opening, maintaining and        Choosing a share class                        24
closing an account in any       How sales charges are calculated              24
equity fund.                    Sales charge reductions and waivers           25
                                Opening an account                            26
                                Buying shares                                 27
                                Selling shares                                28
                                Transaction policies                          30
                                Dividends and account policies                30
                                Additional investor services                  31


Further information on the      Fund details
equity funds.                   Business structure                            32
                                Financial highlights                          33


                                For more information                  back cover

Overview

--------------------------------------------------------------------------------

JOHN HANCOCK EQUITY FUNDS

These funds seek long-term growth by investing primarily in common stocks. However, the Balanced Fund also makes significant investments in fixed-income securities. Each fund has its own strategy and its own risk profile.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o     have longer time horizons

o     want to diversify their portfolios

o     are seeking funds for the equity portion of an asset allocation portfolio

o are investing for retirement or other goals that are many years in the future

Equity funds may NOT be appropriate if you:

o     are investing with a shorter time horizon in mind

o     are uncomfortable with an investment that may go up and down in value

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT TEAM

All John Hancock equity funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages more than $30 billion in assets.

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Your expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

Balanced Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks current income, long-term growth of capital and income and preservation of capital. To pursue these goals, the fund allocates its investments among a diversified mix of debt and equity securities.

At least 75% of the fund's stock investments are "dividend performers" -- companies whose dividend payments have increased steadily for ten years. In managing the fund's stock portfolio, the managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industrywide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large or medium market capitalizations.

At least 25% of assets will be invested in senior debt securities. The fund's debt securities are used to enhance current income and provide some added stability. The fund's investments in bonds of any maturity are primarily investment-grade (rated BBB or above and their unrated equivalents). However, up to 20% of assets may be in junk bonds rated as low as C and their unrated equivalents.

Although the fund invests primarily in U.S. securities, it may invest up to 35% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short- term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS

John F. Snyder, III
---------------------------------------
Executive vice president of adviser
Joined team in 1994
Joined adviser in 1991
Began business career in 1971

Barry H. Evans, CFA
---------------------------------------
Senior vice president of adviser
Joined team in 1996
Joined adviser in 1986
Began business career in 1986

Peter M. Schofield, CFA
---------------------------------------
Vice president of adviser
Joined team in 1996
Joined adviser in 1996
Began business career in 1984

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                          1993    1994    1995     1996    1997    1998    1999

                         11.38%  -3.51%  24.23%   12.13%  20.79%  14.01%   3.89%

2000 total return as of March 31: -3.99%
Best quarter: Q4 '98, 11.38%  Worst quarter: Q3 '99, -4.89%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                        Life of        Life of
                            1 year        5 year        Class A        Class B

Class A - began 10/5/92     -1.30%        13.61%        10.67%         --
Class B - began 10/5/92     -1.83%        13.77%        --             10.70%
Class C - began 5/1/99      --            --            --             --
Index                       21.03%        28.54%        21.83%         21.83%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large- or medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small-capitalization stocks. Medium-capitalization stocks tend to be more volatile than stocks of larger companies. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher risk securities and derivatives could become harder to value or to sell at a fair price.

o Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the issuer, an industry or the economy in general.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
 Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases
 as a % of purchase price                     5.00%        none         1.00%
 Maximum deferred sales charge (load)
 as a % of purchase or sale price,
 whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
 Management fee                               0.60%        0.60%        0.60%
 Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
 Other expenses                               0.32%        0.32%        0.32%
 Total fund operating expenses                1.22%        1.92%        1.92%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
 Class A                         $618         $868         $1,137       $1,903
 Class B - with redemption       $695         $903         $1,237       $2,061
         - without redemption    $195         $603         $1,037       $2,061
 Class C - with redemption       $392         $697         $1,126       $2,321
         - without redemption    $293         $697         $1,126       $2,321

FUND CODES

Class A
---------------------------------------
Ticker            SVBAX
CUSIP             47803P104
Newspaper         BalA
SEC number        811-0560
JH fund number    36

Class B
---------------------------------------
Ticker            SVBBX
CUSIP             47803P203
Newspaper         BalB
SEC number        811-0560
JH fund number    136

Class C
---------------------------------------
Ticker            --
CUSIP             47803P708
Newspaper         --
SEC number        811-0560
JH fund number    536

(1)   A $4.00 fee may be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

Core Equity Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return (capital appreciation plus income). To pursue this goal, the fund normally invests at least 65% of assets in a diversified portfolio of equities which are primarily large-capitalization stocks. The portfolio's risk profile is similar to that of the Standard & Poor's 500 Stock Index.

The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 70% to 80% of these companies also are included in the Standard & Poor's 500 Stock Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced

o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/return analysis against the Standard & Poor's 500 Stock Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks. The fund may invest in dollar-denominated foreign securities and make limited use of certain derivatives (investments whose value is based on indices or securities).

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

SUBADVISER

Independence Investment
Associates, Inc.
---------------------------------------
Team responsible for day-to-day
investment management

A subsidiary of John Hancock Financial
Services, Inc.

Founded in 1982

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. Beginning May 1, 2000, a 1% front-end sales charge on Class C shares will be imposed which would result in lower returns if reflected in these figures. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                  1992    1993    1994    1995     1996    1997    1998    1999

                  9.01%  16.12%  -2.14%  37.20%   21.24%  29.19%  28.84%  12.37%

2000 total return as of March 31: 1.90%
Best quarter: Q4 '98, 24.17% Worst quarter: Q3 '98, -12.75%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                  Life of    Life of     Life of
                          1 year      5 year      Class A    Class B     Class C

 Class A - began 6/10/91  6.74%       24.21%      17.50%     --          --
 Class B - began 9/7/95   6.59%       --          --         22.07%      --
 Class C - began 5/1/98   10.59%      --          --         --          12.74%
 Index                    21.03%      28.54%      19.80%     26.58%      19.84%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
 Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases
 as a % of purchase price                     5.00%        none         1.00%
 Maximum deferred sales charge (load)
 as a % of purchase or sale price,
 whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
 Management fee                               0.74%        0.74%        0.74%
 Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
 Other expenses                               0.33%        0.33%        0.33%
 Total fund operating expenses                1.37%        2.07%        2.07%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
 Class A                         $633         $913         $1,212       $2,064
 Class B - with redemption       $710         $949         $1,314       $2,221
         - without redemption    $210         $649         $1,114       $2,221
 Class C - with redemption       $407         $742         $1,202       $2,476
         - without redemption    $308         $742         $1,202       $2,476

FUND CODES

Class A
---------------------------------------
Ticker            JHDCX
CUSIP             409902707
Newspaper         CoreEqA
SEC number        811-1677
JH fund number    25

Class B
---------------------------------------
Ticker            JHIDX
CUSIP             409902806
Newspaper         CoreEqB
SEC number        811-1677
JH fund number    125

Class C
---------------------------------------
Ticker            JHCEX
CUSIP             409902863
Newspaper         CoreEqC
SEC number        811-1677
JH fund number    525

(1)   A $4.00 fee may be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

Core Growth Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return. To pursue this goal, the fund invests in a diversified portfolio of primarily large-capitalization stocks and emphasizes stocks of companies with relatively high potential long-term earnings growth. The portfolio's risk profile is substantially similar to that of the Russell 1000 Growth Index.

The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 40% to 50% of these companies also are included in the Russell 1000 Growth Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced

o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/return analysis against the Russell 1000 Growth Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks. The fund may, however, invest in certain other types of equity securities, including dollar-denominated foreign securities.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

SUBADVISER

Independence Investment
Associates, Inc.
---------------------------------------
Team responsible for day-to-day
investment management

A subsidiary of John Hancock Financial
Services, Inc.

Founded in 1982

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The year-by-year and average annual figures are for Class I shares, which are offered in a separate prospectus. Annual returns should be substantially similar since all classes invest in the same portfolio. However, Class I shares' average annual figures do not reflect sales charges or 12b-1 fees which were imposed beginning July 1, 1999 for Class A, B and C shares. Year-by-year, average annual and index figures do not reflect these charges and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Class I year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                   1996    1997    1998    1999

                                                  20.52%  36.22%  37.94%  20.00%

2000 total return as of March 31: 8.99%
Best quarter: Q4 '98, 27.44% Worst quarter: Q3 '98, -12.00%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                                         Life of
                                                            1 year       Class I

 Class I - began 10/2/95                                    20.00%       27.96%
 Class A - began 7/1/99                                     --           --
 Class B - began 7/1/99                                     --           --
 Class C - began 7/1/99                                     --           --
 Index                                                      33.16%       30.53%

Index: Russell 1000 Growth Index, an unmanaged index of growth stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks.

MAIN RISKS

{Clip Art] The value of your investment will go up and down in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

{Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Class A expense figures below show the expenses for the past year adjusted to reflect any changes.


--------------------------------------------------------------------------------
 Shareholder transaction expenses(1)                Class A   Class B   Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases
 as a % of purchase price                           5.00%     none      1.00%
 Maximum deferred sales charge (load)
 (as a % of purchase or sales price,
 whichever is less)                                 none(2)   5.00%     1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                          Class A   Class B   Class C
--------------------------------------------------------------------------------
 Management fee                                     0.80%     0.80%     0.80%
 Distribution and service (12b-1) fees              0.30%     1.00%     1.00%
 Other expenses                                     0.73%     0.73%     0.73%
 Total fund operating expenses                      1.83%     2.53%     2.53%
 Expense reimbursement (at least until 6/30/01)     0.38%     0.38%     0.38%
 Net annual operating expenses                      1.45%     2.15%     2.15%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
 Class A                         $640         $1,012       $1,407       $2,511
 Class B - with redemption       $718         $1,051       $1,511       $2,665
         - without redemption    $218         $  751       $1,311       $2,665
 Class C - with redemption       $415         $  844       $1,398       $2,909
         - without redemption    $316         $  844       $1,398       $2,909

(1)   A $4.00 fee may be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."


FUND CODES

Class A
---------------------------------------
Ticker            JACGX
CUSIP             410132849
Newspaper         CoreGrA
SEC number        811-8852
JH fund number    79

Class B
---------------------------------------
Ticker            JBCGX
CUSIP             410132831
Newspaper         CoreGrB
SEC number        811-8852
JH fund number    179

Class C
---------------------------------------
Ticker            --
CUSIP             410132823
Newspaper         --
SEC number        811-8852
JH fund number    579

Core Value Fund

GOAL AND STRATEGY

{Clip Art] The fund seeks above-average total return. To pursue this goal, the fund invests in a diversified portfolio of primarily large-capitalization stocks and emphasizes relatively undervalued stocks and high dividend yields. The portfolio's risk profile is substantially similar to that of the Russell 1000 Value Index.

The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 50% to 60% of these companies also are included in the Russell 1000 Value Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced

o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/return analysis against the Russell 1000 Value Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks. The fund may, however, invest in certain other types of equity securities, including dollar-denominated foreign securities.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

SUBADVISER

Independence Investment
Associates, Inc.
--------------------------------------
Team responsible for day-to-day
investment management

A subsidiary of John Hancock Financial
Services, Inc.

Founded in 1982

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. Class A average annual figures reflect sales charges. Year-by-year and index figures do not reflect these charges and would be lower if they did. In addition, 12b-1 fees will be imposed beginning July 1, 2000 for Class A shares and would result in lower returns if reflected in these figures. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                   1996    1997    1998    1999

                                                  20.66%  30.63%  18.79%   4.65%

2000 total return as of March 31: -2.52%
Best quarter: Q4 '98, 18.79% Worst quarter: Q3 '98, -13.99%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                                         Life of
                                                            1 year       Class A

 Class A - began 10/2/95                                    -0.60%       17.80%
 Class B - began 7/1/99                                     --           --
 Class C - began 7/1/99                                     --           --
 Index                                                      7.35%        20.09%

Index: Russell 1000 Value Index, an unmanaged index of value stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, value stocks could underperform growth stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Class A expense figures below show the expenses for the past year, adjusted to reflect any changes.


--------------------------------------------------------------------------------
 Shareholder transaction expenses(1)                Class A   Class B   Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases
 as a % of purchase price                           5.00%     none      1.00%
 Maximum deferred sales charge (load)
 (as a % of purchase or sales price,
 whichever is less)                                 none(2)   5.00%     1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                          Class A   Class B   Class C
--------------------------------------------------------------------------------
 Management fee                                     0.80%     0.80%     0.80%
 Distribution and service (12b-1) fees              0.30%     1.00%     1.00%
 Other expenses                                     1.04%     1.04%     1.04%
 Total fund operating expenses                      2.14%     2.84%     2.84%
 Expense reimbursement (at least until 6/30/01)     0.64%     0.64%     0.64%
 Net annual operating expenses                      1.50%     2.20%     2.20%

The hypothetical example below shows what your expenses would be after the fee reduction and expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
 Class A                         $645         $1,078       $1,536       $2,801
 Class B - with redemption       $723         $1,120       $1,642       $2,953
         - without redemption    $223         $  820       $1,442       $2,953
 Class C - with redemption       $420         $  911       $1,528       $3,189
         - without redemption    $321         $  911       $1,528       $3,189

(1)   A $4.00 fee may be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."


FUND CODES

Class A
---------------------------------------
Ticker            JHIVX
CUSIP             410132807
Newspaper         --
SEC number        811-8852
JH fund number    88

Class B
---------------------------------------
Ticker            --
CUSIP             410132815
Newspaper         --
SEC number        811-8852
JH fund number    188

Class C
---------------------------------------
Ticker            --
CUSIP             410132799
Newspaper         --
SEC number        811-8852
JH fund number    588

Large Cap Growth Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in stocks of large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Stock Index, which was $316 million to $553.02 billion as of March 31, 2000).

In choosing individual stocks, the managers use fundamental financial analysis to identify companies with:

o     strong cash flows

o     secure market franchises

o     sales growth that outpaces their industries

The fund generally invests in 30 to 60 U.S. companies that are diversified across sectors. The fund has tended to emphasize, or overweight, certain sectors such as health care, technology or consumer goods. These weightings may change in the future.

The management team uses various means to assess the depth and stability of companies' senior management, including interviews and company visits. The fund favors companies for which the managers project an above-average growth rate.

The fund may invest in preferred stocks and other types of equities, and may invest up to 15% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGER

Team responsible for day-to-day
investment management

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. Beginning May 1, 2000, a 1% front-end sales charge on Class C shares will be imposed which would result in lower returns if reflected in these figures. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1990    1991     1992    1993    1994    1995     1996    1997    1998    1999

-8.34%  41.68%    6.06%  13.03%  -7.50%  27.17%   20.40%  16.70%  26.42%  20.52%

2000 total return as of March 31: 1.28%
Best quarter:  Q4 '98, 22.38% Worst quarter:  Q3 '90, -18.75%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                             Life of    Life of
                            1 year     5 year     10 year    Class B    Class C

 Class A                    14.48%     20.93%     14.02%     --         --
 Class B - began 1/3/94     14.73%     21.11%     --         16.08%     --
 Class C - began 6/1/98     18.69%     --         --         --         23.26%
 Index                      21.03%     28.54%     18.19%     23.55%     22.32%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
 Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases
 as a % of purchase price                     5.00%        none         1.00%
 Maximum deferred sales charge (load)
 as a % of purchase or sale price,
 whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
 Management fee                               0.75%        0.75%        0.75%
 Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
 Other expenses                               0.30%        0.30%        0.30%
 Total fund operating expenses                1.35%        2.05%        2.05%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
 Class A                         $631         $906         $1,202       $2,043
 Class B - with redemption       $708         $943         $1,303       $2,200
         - without redemption    $208         $643         $1,103       $2,200
 Class C - with redemption       $405         $736         $1,192       $2,455
         - without redemption    $306         $736         $1,192       $2,455

FUND CODES

Class A
---------------------------------------
Ticker            JHNGX
CUSIP             409906302
Newspaper         LpCpGrA
SEC number        811-4630
JH fund number    20

Class B
---------------------------------------
Ticker            JHGBX
CUSIP             409906401
Newspaper         LpCpGrB
SEC number        811-4630
JH fund number    120

Class C
---------------------------------------
Ticker            --
CUSIP             409906849
Newspaper         --
SEC number        811-4630
JH fund number    520

(1)   A $4.00 fee may be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

Large Cap Value Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks the highest total return (capital appreciation plus current income) that is consistent with reasonable safety of capital. To pursue this goal, the fund normally invests at least 65% of assets in stocks of large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Stock Index, which was $316 million to $553.02 billion as of March 31, 2000).

In managing the portfolio, the managers emphasize a value-oriented approach to individual stock selection. With the aid of proprietary financial models, the management team looks for companies that are selling at what appear to be substantial discounts to their long-term intrinsic and "franchise" values. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The fund manages risk by typically holding between 50 and 150 large companies that are diversified across industry sectors. The management team also uses fundamental financial analysis to identify individual companies with substantial cash flows, reliable revenue streams, superior competitive positions and strong management.

The fund may attempt to take advantage of short-term market volatility by investing in corporate restructurings or pending acquisitions.

In selecting bonds of any maturity, the manager looks for the most favorable risk/return ratios. The fund may invest up to 15% of net assets in junk bonds rated as low as CC/Ca and their unrated equivalents.

The fund may invest up to 25% of assets in foreign securities (35% during adverse U.S. market conditions). The fund may also make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS

Timothy E. Quinlisk, CFA
---------------------------------------
Senior vice president of adviser
Joined team in 1998
Joined adviser in 1998
Began business career in 1985

R. Scott Mayo, CFA
---------------------------------------
Joined team in 2000
Joined adviser in 1998
Began business career in 1993

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. Beginning May 1, 2000, a 1% front-end sales charge on Class C shares will be imposed which would result in lower returns if reflected in these figures. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1990    1991     1992    1993    1994    1995     1996    1997    1998    1999

-0.44%  32.29%    6.02%   9.74%  -8.49%  36.74%   22.21%  36.71%  15.94%  37.89%

2000 total return as of March 31: 8.07%
Best quarter: Q4 '99, 31.65% Worst quarter: Q3 '98, -12.94%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                             Life of    Life of
                            1 year     5 year     10 year    Class B    Class C

 Class A                    30.99%     28.25%     17.15%     --         --
 Class B - began 8/22/91    31.95%     28.49%     --         18.21%     --
 Class C - began 5/1/98     35.94%     --         --         --         21.33%
 Index                      21.03%     28.54%     18.19%     19.73%     19.84%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, value stocks could underperform growth stocks. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
 Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases
 as a % of purchase price                     5.00%        none         1.00%
 Maximum deferred s ales charge (load)
 as a % of purchase or sale price,
 whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
 Management fee                               0.625%       0.625%       0.625%
 Distribution and service (12b-1) fees        0.25%        1.00%        1.00%
 Other expenses                               0.295%       0.295%       0.295%
 Total fund operating expenses                1.17%        1.92%        1.92%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
 Class A                         $613         $853         $1,111       $1,849
 Class B - with redemption       $695         $903         $1,237       $2,048
         - without redemption    $195         $603         $1,037       $2,048
 Class C - with redemption       $392         $697         $1,126       $2,321
         - without redemption    $293         $697         $1,126       $2,321

FUND CODES

Class A
---------------------------------------
Ticker            TAGRX
CUSIP             41013P103
Newspaper         LgCpVIA
SEC number        811-0560
JH fund number    50

Class B
---------------------------------------
Ticker            TSGWX
CUSIP             41013P202
Newspaper         LgCpVIB
SEC number        811-0560
JH fund number    150

Class C
---------------------------------------
Ticker            JHLVX
CUSIP             41013P301
Newspaper         LgCpVIC
SEC number        811-0560
JH fund number    550

(1)   A $4.00 fee may be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

Mid Cap Growth Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of assets in stocks of medium-capitalization companies (companies in the capitalization range of the Russell Midcap Growth Index, which was $171 million to $66.54 billion as of March 31, 2000).

The manager conducts fundamental financial analysis to identify companies with above-average earnings growth.

In choosing individual securities, the manager looks for companies with growth stemming from a combination of gains in market share and increasing operating efficiency. Before investing, the manager identifies a specific catalyst for growth, such as a new product, business reorganization or merger.

The management team generally maintains personal contact with the senior management of the companies the fund invests in.

The manager considers broad economic trends, demographic factors, technological changes, consolidation trends and legislative initiatives.

The fund generally invests in more than 100 companies. The fund may not invest more than 5% of assets in any one security.

The fund may invest up to 10% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indices or currencies).

In abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGER

Barbara C. Friedman, CFA
---------------------------------------
Senior vice president of adviser
Joined team in 1998
Joined adviser in 1998
Began business career in 1973

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indices for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. Beginning May 1, 2000, a 1% front-end sales charge on Class C shares will be imposed which would result in lower returns if reflected in these figures. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                  1994    1995     1996    1997    1998    1999

                                 -8.76%  34.24%   29.05%   2.37%   6.53%  58.17%

2000 total return as of March 31: 12.79%
Best quarter:  Q4 '98, 22.66% Worst quarter:  Q3 '98, -21.36%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                 Life of     Life of    Life of
                           1 year     5 year     Class A     Class B    Class C

 Class A - began 11/1/93   50.24%     23.19%     16.58%      --         --
 Class B - began 11/1/93   52.21%     23.44%     --          16.75%     --
 Class C - began 6/1/98    56.11%     --         --          --         34.27%
 Index 1                   21.03%     28.54%     23.07%      23.07%     22.32%
 Index 2                   18.23%     21.86%     17.21%      17.21%     36.63%

Index 1: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks. Index 2: Russell Midcap Growth Index, an unmanaged index containing those stocks from the Russell Midcap Index with a greater-than-average growth orientation.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Medium-capitalization stocks tend to be more volatile than stocks of larger companies, and as a group could fall out of favor with the market, causing the fund to underperform investments that focus either on small- or on large-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the manager's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
 Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases
 as a % of purchase price                     5.00%        none         1.00%
 Maximum deferred sales charge (load)
 as a % of purchase or sale price,
 whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
 Management fee                               0.80%        0.80%        0.80%
 Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
 Other expenses                               0.50%        0.50%        0.50%
 Total fund operating expenses                1.60%        2.30%        2.30%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
 Class A                         $655         $  980       $1,327       $2,305
 Class B - with redemption       $733         $1,018       $1,430       $2,461
         - without redemption    $233         $  718       $1,230       $2,461
 Class C - with redemption       $430         $  811       $1,318       $2,709
         - without redemption    $331         $  811       $1,318       $2,709

FUND CODES

Class A
---------------------------------------
Ticker            SPOAX
CUSIP             409906807
Newspaper         MdCpGrA
SEC number        811-4630
JH fund number    39

Class B
---------------------------------------
Ticker            SPOBX
CUSIP             409906880
Newspaper         MdCpGrB
SEC number        811-4630
JH fund number    139

Class C
---------------------------------------
Ticker            --
CUSIP             409906823
Newspaper         --
SEC number        811-4630
JH fund number    539

(1)   A $4.00 fee may be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

Small Cap Growth Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of assets in stocks of small-capitalization companies (companies in the capitalization range of the Russell 2000 Growth Index, which was $23 million to $10.45 billion as of March 31, 2000).

The managers look for companies in the emerging growth phase of development that are not yet widely recognized. The fund also may invest in established companies that, because of new management, products or opportunities, offer the possibility of accelerating earnings.

To manage risk, the fund typically invests in 150 to 220 companies across many industries, and does not invest more than 5% of assets in any one company.

In choosing individual securities, the managers use fundamental financial analysis to identify rapidly growing companies. The managers favor companies that dominate their market niches or are poised to become market leaders. They look for strong senior management teams and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may invest in preferred stocks and other types of equities, and may invest up to 10% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indices or currencies).

In abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash and cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGERS

Bernice S. Behar, CFA
---------------------------------------
Senior vice president of adviser
Joined team in 1996
Joined adviser in 1991
Began business career in 1986

Laura J. Allen, CFA
---------------------------------------
Senior vice president of adviser
Joined team in 1998
Joined adviser in 1998
Began business career in 1981

Anurag Pandit, CFA
---------------------------------------
Vice president of adviser
Joined team in 1996
Joined adviser in 1996
Began business career in 1984

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indices for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. Beginning May 1, 2000, a 1% front-end sales charge on Class C shares will be imposed which would result in lower returns if reflected in these figures. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Class B year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1990    1991     1992    1993    1994    1995     1996    1997    1998    1999

-1.15%  58.82%   12.13%  11.82%  -1.49%  42.13%   12.95%  14.45%  11.65%  63.62%

2000 total return as of March 31: 14.03%
Best quarter: Q4 '99, 43.58% Worst quarter: Q3 '90, -23.09%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                             Life of    Life of
                            1 year     5 year     10 year    Class A    Class C

 Class A - began 8/22/91    56.65%     27.03%     --         20.50%     --
 Class B                    58.62%     27.25%     20.60%     --         --
 Class C - began 6/1/98     62.59%     --         --         --         45.00%
 Index 1                    21.26%     16.69%     13.40%     15.19%     7.92%
 Index 2                    43.09%     18.99%     13.51%     14.65%     22.94%

Index 1: Russell 2000 Index, an unmanaged index of 2,000 U.S.
small-capitalization stocks.
Index 2: Russell 2000 Growth Index, an unmanaged index containing those stocks from the Russell 2000 Index with a greater-than-average growth orientation.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium- or large-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
 Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases
 as a % of purchase price                     5.00%        none         1.00%
 Maximum deferred s ales charge (load)
 as a % of purchase or sale price,
 whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
 Management fee                               0.75%        0.75%        0.75%
 Distribution and service (12b-1) fees        0.25%        1.00%        1.00%
 Other expenses                               0.34%        0.34%        0.34%
 Total fund operating expenses                1.34%        2.09%        2.09%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
 Class A                         $630         $903         $1,197       $2,032
 Class B - with redemption       $712         $955         $1,324       $2,229
         - without redemption    $212         $655         $1,124       $2,229
 Class C - with redemption       $409         $748         $1,212       $2,497
         - without redemption    $310         $748         $1,212       $2,497

FUND CODES

Class A
---------------------------------------
Ticker            TAEMX
CUSIP             478032105
Newspaper         SmCpGrA
SEC number        811-3392
JH fund number    60

Class B
---------------------------------------
Ticker            TSEGX
CUSIP             478032204
Newspaper         SmCpGrB
SEC number        811-3392
JH fund number    160

Class C
---------------------------------------
Ticker            --
CUSIP             478032501
Newspaper         --
SEC number        811-3392
JH fund number    560

(1)   A $4.00 fee may be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

Small Cap Value Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of assets in stocks of small-capitalization companies (companies in the capitalization range of the Russell 2000 Index, which was $23 million to $10.45 billion as of March 31, 2000).

In managing the portfolio, the managers emphasize a value-oriented approach to individual stock selection. With the aid of proprietary financial models, the management team looks for U.S. and foreign companies that are selling at what appear to be substantial discounts to their long-term value. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The management team uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams and strong competitive positions. The strength of companies' management teams is also a key selection factor. The fund diversifies across industry sectors. The fund may not invest more than 5% of assets in any one security.

The fund may invest up to 15% of assets in a basket of foreign securities or in bonds of any maturity rated as low as CC/Ca and their unrated equivalents (bonds below BBB/Baa are considered junk bonds). The fund may make limited use of certain derivatives (investments whose value is based on indices or currencies).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGERS

Timothy E. Quinlisk, CFA
---------------------------------------
Senior vice president of adviser
Joined team in 1998
Joined adviser in 1998
Began business career in 1985

R. Scott Mayo, CFA
---------------------------------------
Joined team in 2000
Joined adviser in 1998
Began business career in 1993

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. Beginning May 1, 2000, a 1% front-end sales charge on Class C shares will be imposed which would result in lower returns if reflected in these figures. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                  1994    1995     1996    1997    1998    1999

                                  7.81%  20.26%   12.91%  25.25%  -2.10%  98.25%

2000 total return as of March 31: 10.76%
Best quarter:  Q4 '99, 47.75% Worst quarter:  Q3 '98, -21.43%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                  Life of    Life of    Life of
                            1 year     5 year     Class A    Class B    Class C

 Class A - began 1/3/94     88.27%     25.69%     22.54%     --         --
 Class B - began 1/3/94     92.03%     25.90%     --         22.67%     --
 Class C - began 5/1/98     95.94%     --         --         --         39.67%
 Index                      21.26%     16.69%     13.39%     13.39%     4.00%

Index: Russell 2000 Index, an unmanaged index of 2,000 U.S. small-capitalization stocks.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium- or large-capitalization stocks. Similarly, value stocks could underperform growth stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the issuer, an industry or the economy in general.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
 Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases
 as a % of purchase price                     5.00%        none         1.00%
 Maximum deferred sales charge (load)
 as a % of purchase or sale price,
 whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
 Management fee                               0.70%        0.70%        0.70%
 Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
 Other expenses                               0.54%        0.54%        0.54%
 Total fund operating expenses                1.54%        2.24%        2.24%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
 Class A                         $649         $  962       $1,297       $2,243
 Class B - with redemption       $727         $1,000       $1,400       $2,399
         - without redemption    $227         $  700       $1,200       $2,399
 Class C - with redemption       $424         $  793       $1,288       $2,649
         - without redemption    $325         $  793       $1,288       $2,649

FUND CODES

Class A
---------------------------------------
Ticker            SPVAX
CUSIP             409905700
Newspaper         SmCpVlA
SEC number        811-3999
JH fund number    37

Class B
---------------------------------------
Ticker            SPVBX
CUSIP             409905809
Newspaper         SmCpVlB
SEC number        811-3999
JH fund number    137

Class C
---------------------------------------
Ticker            SPVCX
CUSIP             409905882
Newspaper         --
SEC number        811-3999
JH fund number    537

(1)   A $4.00 fee may be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

Sovereign Investors Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital and income without assuming undue market risks. To pursue this goal, the fund normally invests at least 80% of stocks in a diversified portfolio of companies with market capitalizations within the range of the Standard & Poor's 500 Stock Index. On March 31, 2000, that range was $316 million to 553.02 billion.

All of the fund's stock investments are "dividend performers" -- companies whose dividend payments have increased steadily for ten years. The managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industrywide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large or medium capitalizations.

The fund may not invest more than 5% of assets in any one security. The fund may invest in bonds of any maturity, with up to 5% of assets in junk bonds rated as low as C and their unrated equivalents.

The fund typically invests in U.S. companies but may invest in dollar-denominated foreign securities. It may also make limited use of certain derivatives (investments whose value is based on indices).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGERS

John F. Snyder, III
---------------------------------------
Executive vice president of adviser
Joined team in 1983
Joined adviser in 1991
Began business career in 1971

Barry H. Evans, CFA
---------------------------------------
Senior vice president of adviser
Joined team in 1996
Joined adviser in 1986
Began business career in 1986

Peter M. Schofield, CFA
---------------------------------------
Vice president of adviser
Joined team in 1996
Joined adviser in 1996
Began business career in 1984

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. Beginning May 1, 2000, a 1% front-end sales charge on Class C shares will be imposed which would result in lower returns if reflected in these figures. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1990    1991     1992    1993    1994    1995     1996    1997    1998    1999

 4.38%  30.48%    7.23%   5.71%  -1.85%  29.15%   17.57%  29.14%  15.62%   5.91%

2000 total return as of March 31: -6.02%
Best quarter: Q4 '98, 15.55% Worst quarter: Q3 '90, -9.03%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                             Life of    Life of
                           1 year      5 year     10 year    Class B    Class C

 Class A                   0.60%       17.93%     13.23%     --         --
 Class B - began 1/3/94    0.20%       18.06%     --         14.55%     --
 Class C - began 5/1/98    4.17%       --         --         --         6.24%
 Index                     21.03%      28.54%     18.19%     23.55%     19.84%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large- or medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small-capitalization stocks. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
 Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases
 as a % of purchase price                     5.00%        none         1.00%
 Maximum deferred sales charge (load)
 as a % of purchase or sale price,
 whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
 Management fee                               0.54%        0.54%        0.54%
 Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
 Other expenses                               0.21%        0.21%        0.21%
 Total fund operating expenses                1.05%        1.75%        1.75%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
 Class A                         $602         $817         $1,050       $1,718
 Class B - with redemption       $678         $851         $1,149       $1,878
         - without redemption    $178         $551         $  949       $1,878
 Class C - with redemption       $375         $646         $1,039       $2,142
         - without redemption    $276         $646         $1,039       $2,142

FUND CODES

Class A
---------------------------------------
Ticker            SOVIX
CUSIP             47803P302
Newspaper         SvInvA
SEC number        811-0560
JH fund number    29

Class B
---------------------------------------
Ticker            SOVBX
CUSIP             47803P401
Newspaper         SvInvB
SEC number        811-0560
JH fund number    129

Class C
---------------------------------------
Ticker            SOVCX
CUSIP             47803P609
Newspaper         --
SEC number        811-0560
JH fund number    529

(1)   A $4.00 fee may be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
 Class A
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o Distribution and service (12b-1) fees of 0.30% (0.25% for Large Cap Value and Small Cap Growth).

--------------------------------------------------------------------------------
 Class B
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described on following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
 Class C
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they may cost share-holders more than other types of sales charges.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

Your broker receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker.

Your broker or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A and Class C Sales charges are as follows:

--------------------------------------------------------------------------------
 Class A sales charges
--------------------------------------------------------------------------------
                            As a % of       As a % of your
 Your investment            offering price  investment
 Up to $49,999              5.00%           5.26%
 $50,000 - $99,999          4.50%           4.71%
 $100,000 - $249,999        3.50%           3.63%
 $250,000 - $499,999        2.50%           2.56%
 $500,000 - $999,999        2.00%           2.04%
 $1,000,000 and over        See below

--------------------------------------------------------------------------------
 Class C sales charges
--------------------------------------------------------------------------------
                            As a % of       As a % of your
 Your investment            offering price  investment
 All purchases              1.00%           1.01%

Investments of $1 million or more Class A shares are available with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) on any shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
 CDSC on $1 million+ investments
--------------------------------------------------------------------------------
                                            CDSC on shares
 Your investment                            being sold
 First $1M - $4,999,999                     1.00%
 Next $1 - $5M above that                   0.50%
 Next $1 or more above that                 0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.


24  YOUR ACCOUNT

Class B Shares are offered at their net asset value per share, without any initial sales charge.

Class B and Class C A CDSC may be charged if you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
 Class B deferred charges
--------------------------------------------------------------------------------
                                         CDSC on shares
 Years after purchase                    being sold
 1st year                                5.00%
 2nd year                                4.00%
 3rd or 4th year                         3.00%
 5th year                                2.00%
 6th year                                1.00%
 After 6th year                          none

--------------------------------------------------------------------------------
 Class C deferred charges
--------------------------------------------------------------------------------
 Years after purchase                    CDSC
 1st year                                1.00%
 After 1st year                          none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250), and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o     to make payments through certain systematic withdrawal plans

o     to make certain distributions from a retirement plan

o     because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).


                                                                YOUR ACCOUNT  25

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o     selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o certain John Hancock insurance contract holders (one-year CDSC usually applies)

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

Class C shares may be offered without front-end sales charges to various individuals and institutions, including certain retirement plans.

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

      o     non-retirement account: $1,000

      o     retirement account: $250

      o     group investments: $250

      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

      o fee-based clients of selling brokers who have placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


26 YOUR ACCOUNT

--------------------------------------------------------------------------------
 Buying shares
--------------------------------------------------------------------------------
            Opening an account          Adding to an account

By check

[Clip Art]  o Make out a check for      o Make out a check for the investment
              the investment amount,      amount payable to "John Hancock
              payable to "John            Signature Services, Inc."
              Hancock Signature
              Services, Inc."           o Fill out the detachable investment
                                          slip from an account statement. If no
            o Deliver the check and       slip is available, include a note
              your completed              specifying the fund name, your share
              application to your         class, your account number and the
              financial                   name(s) in which the account is
              representative, or mail     registered.
              them to Signature
              Services (address         o Deliver the check and your investment
              below).                     slip or note to your financial
                                          representative, or mail them to
                                          Signature Services (address below).

By exchange

[Clip Art]  o Call your financial       o Log on to www.jhfunds.com to process
              representative or           exchanges between funds.
              Signature Services to
              request an exchange.      o Call EASI-Line for automated service
                                          24 hours a day using your touch tone
                                          phone at 1-800-338-8080.

                                        o Call your financial representative or
                                          Signature Services to request an
                                          exchange.

By wire

[Clip Art]  o Deliver your completed   o Instruct your bank to wire the amount
              application to your        of your investment to:
              financial                    First Signature Bank & Trust
              representative, or mail      Account # 900000260
              it to Signature              Routing # 211475000
              Services.

            o Obtain your account      Specify the fund name, your share class,
              number by calling your   your account number and the name(s) in
              financial                which the account is registered. Your
              representative or        bank may charge a fee to wire funds.
              Signature Services.

            o Instruct your bank to
              wire the amount of your
              investment to:

                First Signature Bank
                  & Trust
                Account # 900000260
                Routing # 211475000

            Specify the fund name,
            your choice of share
            class, the new account
            number and the name(s)
            in which the account is
            registered. Your bank
            may charge a fee to
            wire funds.

By Internet

[Clip Art]  See "By exchange" and       o Verify that your bank or credit union
            "By wire."                    is a member of the Automated Clearing
                                          House (ACH) system.

                                        o Complete the "Bank Information"
                                          section on your account application.

                                        o Log on to www.jhfunds.com to initiate
                                          purchases using your authorized bank
                                          account.

By phone

[Clip Art]  See "By exchange" and       o Verify that your bank or credit union
            "By wire."                    is a member of the Automated Clearing
                                          House (ACH) system.

                                        o Complete the "Bank Information"
                                          section on your account application.

                                        o Call EASI-Line for automated service
                                          24 hours a day using your touch tone
                                          phone at 1-800-338-8080.

                                        o Call your financial representative or
                                          Signature Services between 8 A.M. and
                                          4 P.M. Eastern Time on most business
                                          days.

--------------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.
--------------------------------------------------------------------------------

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


                                                                 YOUR ACCOUNT 27

--------------------------------------------------------------------------------
 Selling shares
--------------------------------------------------------------------------------
            Designed for                To sell some or all of your shares

By letter

[Clip Art]  o Accounts of any type.     o Write a letter of instruction or
                                          complete a stock power indicating the
            o Sales of any amount.        fund name, your share class, your
                                          account number, the name(s) in which
                                          the account is registered and the
                                          dollar value or number of shares you
                                          wish to sell.

                                        o Include all signatures and any
                                          additional documents that may be
                                          required (see next page).

                                        o Mail the materials to Signature
                                          Services.

                                        o A check will be mailed to the name(s)
                                          and address in which the account is
                                          registered, or otherwise according to
                                          your letter of instruction.

By Internet

[Clip Art]  o Most accounts.            o Log on to www.jhfunds.com to initiate
                                          redemptions from your funds.
            o Sales of up to
              $100,000.

By phone

[Clip Art]  o Most accounts.            o Call EASI-Line for automated service
                                          24 hours a day using your touch tone
            o Sales of up to              phone at 1-800-338-8080.
              $100,000.
                                        o Call your financial representative or
                                          Signature Services between 8 A.M. and
                                          4 P.M. Eastern Time on most business
                                          days.

By wire or electronic funds transfer (EFT)

[Clip Art]  o Requests by letter to     o To verify that the Internet or
              sell any amount.            telephone redemption privilege is in
                                          place on an account, or to request the
            o Requests by Internet or     form to add it to an existing account,
              phone to sell up to         call Signature Services.
              $100,000.
                                        o Amounts of $1,000 or more will be
                                          wired on the next business day. A $4
                                          fee will be deducted from your
                                          account.

                                        o Amounts of less than $1,000 may be
                                          sent by EFT or by check. Funds from
                                          EFT transactions are generally
                                          available by the second business day.
                                          Your bank may charge a fee for this
                                          service.

By exchange

[Clip Art]  o Accounts of any type.     o Obtain a current prospectus for the
                                          fund into which you are exchanging by
            o Sales of any amount.        Internet or by calling your financial
                                          representative or Signature Services.

                                        o Log on to www.jhfunds.com to process
                                          exchanges between your funds.

                                        o Call EASI-Line for automated service
                                          24 hours a day using your touch tone
                                          phone at 1-800-338-8080.

                                        o Call your financial representative or
                                          Signature Services to request an
                                          exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."


28  YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o     you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
 Seller                                 Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

 Owners of individual, joint or         o Letter of instruction.
 UGMA/UTMA accounts (custodial
 accounts for minors).                  o On the letter, the signatures of all
                                          persons authorized to sign for the
                                          account, exactly as the account is
                                          registered.

                                        o Signature guarantee if applicable (see
                                          above).

 Owners of corporate, sole              o Letter of instruction.
 proprietorship, general partner or
 association accounts.                  o Corporate business/organization
                                          resolution, certified within the past
                                          12 months, or a John Hancock Funds
                                          business/ organization certification
                                          form.

                                        o On the letter and the resolution, the
                                          signature of the person(s) authorized
                                          to sign for the account.

                                        o Signature guarantee if applicable (see
                                          above).

 Owners or trustees of trust            o Letter of instruction.
 accounts.
                                        o On the letter, the signature(s) of the
                                          trustee(s).

                                        o Copy of the trust document certified
                                          within the past 12 months or a John
                                          Hancock Funds trust certification
                                          form.

                                        o Signature guarantee if applicable (see
                                          above).

 Joint tenancy shareholders with        o Letter of instruction signed by
 rights of survivorship whose             surviving tenant.
 co-tenants are deceased.
                                        o Copy of death certificate.

                                        o Signature guarantee if applicable (see
                                          above).

 Executors of shareholder estates.      o Letter of instruction signed by
                                          executor.

                                        o Copy of order appointing executor,
                                          certified within the past 12 months.

                                        o Signature guarantee if applicable (see
                                          above).

 Administrators, conservators,          o Call 1-800-225-5291 for instructions.
 guardians and other sellers or
 account types not listed above.

--------------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.
--------------------------------------------------------------------------------


                                                                 YOUR ACCOUNT 29

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The funds may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the funds may trade on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. However, if the new fund's CDSC rate is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally distribute most or all of their net earnings in the form of dividends. Any capital gains are distributed annually. Balanced and Sovereign Investors funds typically pay income dividends quarterly. Core Value typically pays income dividends annually. The other funds do not usually pay income dividends. Most of these dividends are from capital gains.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to


30 YOUR ACCOUNT
you. However, if the check is not deliverable, your dividends will be reinvested.

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Education IRAs, SIMPLE plans, SEPs, 401(k) plans and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


                                                                 YOUR ACCOUNT 31

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock equity funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the Balanced, Core Growth, Core Value, Large Cap Value, Mid Cap Growth and Small Cap Growth funds have the power to change these funds' respective investment goals without shareholder approval.

Management fees The management fees paid to the investment adviser by the John Hancock equity funds last fiscal year are as follows:

--------------------------------------------------------------------------------
 Fund                                      % of net assets
--------------------------------------------------------------------------------
 Balanced                                  0.60%
 Core Equity                               0.74%


 Core Growth                               0.32%
 Core Value                                0.16%


 Large Cap Growth                          0.75%
 Large Cap Value                           0.625%
 Mid Cap Growth                            0.80%
 Small Cap Growth                          0.75%
 Small Cap Value                           0.70%
 Sovereign Investors                       0.54%

             ------------------------------------------------------
                                  Shareholders
             ------------------------------------------------------

  Distribution and
shareholder services

             ------------------------------------------------------
                          Financial services firms and
                             their representatives

                     Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
             ------------------------------------------------------

             ------------------------------------------------------
                             Principal distributor

                            John Hancock Funds, Inc.

                    Markets the funds and distributes shares
                  through selling brokers, financial planners
                      and other financial representatives.
             ------------------------------------------------------

             ------------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                Handles shareholder services, including record-
               keeping and statements, distribution of dividends,
                    and processing of buy and sell requests.
             ------------------------------------------------------

             ------------------------------------------------------
                                   Subadviser

                            Independence Investment
                                Associates, Inc.
                                53 State Street
                                Boston, MA 02109

                               Provides portfolio
                             management to certain
                                     funds.
             ------------------------------------------------------

             ------------------------------------------------------
                               Investment adviser

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                        Manages the funds' business and
                             investment activities.
             ------------------------------------------------------

                                                                         Asset
                                                                      management

             ------------------------------------------------------
                                   Custodian

                           Investors Bank & Trust Co.

                      Holds the funds' assets, settles all
                     portfolio trades and collects most of
                        the valuation data required for
                          calculating each fund's NAV.
             ------------------------------------------------------

             ------------------------------------------------------
                                    Trustees

                         Oversee the fund's activities.
             ------------------------------------------------------


32  FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Balanced Fund

Figures audited by Ernst & Young LLP.

-----------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                 12/95      12/96      12/97      12/98       12/99
-----------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                    $9.84     $11.75     $12.27     $13.33      $14.06
Net investment income (loss)(1)                                          0.44       0.41       0.37       0.36        0.35
Net realized and unrealized gain (loss) on investments                   1.91       0.99       2.14       1.47        0.18
Total from investment operations                                         2.35       1.40       2.51       1.83        0.53
Less distributions:
  Dividends from net investment income                                  (0.44)     (0.41)     (0.37)     (0.36)      (0.36)
  Distributions in excess of net investment income                         --         --         --         --       (0.00)(2)
  Distributions from net realized gain on investments sold                 --      (0.47)     (1.08)     (0.74)      (0.18)
  Total distributions                                                   (0.44)     (0.88)     (1.45)     (1.10)      (0.54)
Net asset value, end of period                                         $11.75     $12.27     $13.33     $14.06      $14.05
Total investment return at net asset value(3) (%)                       24.23      12.13      20.79      14.01        3.89
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                           69,811     71,242     84,264     97,072     130,690
Ratio of expenses to average net assets (%)                              1.27       1.29       1.22       1.21        1.22
Ratio of net investment income (loss) to average net assets (%)          3.99       3.33       2.77       2.61        2.47
Portfolio turnover rate (%)                                                45         80        115         83          94

-----------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                 12/95      12/96      12/97      12/98       12/99
-----------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                    $9.84     $11.74     $12.27     $13.33      $14.06
Net investment income (loss)(1)                                          0.36       0.32       0.28       0.27        0.26
Net realized and unrealized gain (loss) on investments                   1.90       1.01       2.14       1.46        0.17
Total from investment operations                                         2.26       1.33       2.42       1.73        0.43
Less distributions:
  Dividends from net investment income                                  (0.36)     (0.33)     (0.28)     (0.26)      (0.26)
  Distributions in excess of net investment income                         --         --         --         --       (0.00)(2)
  Distributions from net realized gain on investments sold                 --      (0.47)     (1.08)     (0.74)      (0.18)
  Total distributions                                                   (0.36)     (0.80)     (1.36)     (1.00)      (0.44)
Net asset value, end of period                                         $11.74     $12.27     $13.33     $14.06      $14.05
Total investment return at net asset value(3) (%)                       23.30      11.46      19.96      13.23        3.16
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                           87,827     90,855    101,249    115,682     111,564
Ratio of expenses to average net assets (%)                              1.96       1.99       1.91       1.88        1.92
Ratio of net investment income (loss) to average net assets (%)          3.31       2.63       2.08       1.93        1.76
Portfolio turnover rate (%)                                                45         80        115         83          94


                                                                 FUND DETAILS 33

Balanced Fund continued

--------------------------------------------------------------------------------
Class C - period ended:                                              12/99(4)
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $14.60
Net investment income (loss)(1)                                       0.19
Net realized and unrealized gain (loss) on investments               (0.37)
Total from investment operations                                     (0.18)
Less distributions:
  Dividends from net investment income                               (0.19)
  Distributions in excess of net investment income                   (0.00)(2)
  Distributions from net realized gain on investments sold           (0.18)
  Total distributions                                                (0.37)
Net asset value, end of period                                      $14.05
Total investment return at net asset value(3) (%)                    (1.15)(5)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                           330
Ratio of expenses to average net assets (%)                           1.84(6)
Ratio of net investment income (loss) to average net assets (%)       1.88(6)
Portfolio turnover rate (%)                                             94

(1)   Based on the average of the shares outstanding at the end of each month.

(2)   Less than $0.01 per share.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4)   Class C shares began operations on May 1, 1999.

(5)   Not annualized.

(6) Annualized. fund details Core Equity Fund Figures audited by PricewaterhouseCoopers LLP.


34 FUND DETAILS

Core Equity Fund

Figures audited by Ernst & Young LLP.

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                5/95        5/96    12/96(1)    12/97       12/98    12/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $12.68      $14.41   $17.98      $19.42      $23.93   $30.14
Net investment income (loss)(2)                                        0.32        0.20     0.13        0.10        0.05    (0.02)
Net realized and unrealized gain (loss) on investments                 1.77        3.88     1.72        5.55        6.81     3.72
Total from investment operations                                       2.09        4.08     1.85        5.65        6.86     3.70
Less distributions:
  Dividends from net investment income                                (0.28)      (0.22)   (0.14)      (0.04)         --       --
  Distributions from net realized gain on investments sold            (0.08)      (0.29)   (0.27)      (1.10)      (0.65)   (0.63)
  Total distributions                                                 (0.36)      (0.51)   (0.41)      (1.14)      (0.65)   (0.63)
Net asset value, end of period                                       $14.41      $17.98   $19.42      $23.93      $30.14   $33.21
Total investment return at net asset value(3) (%)                     16.98       29.12    10.33(4)    29.19       28.84    12.37
Total adjusted investment return at net asset value(3,5) (%)          16.94       28.47    10.08(4)    29.17          --       --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                        101,418      14,878   31,013      92,204     200,962  393,792
Ratio of expenses to average net assets (%)                            0.70        0.94     1.30(6)     1.42        1.39     1.37(7)
Ratio of adjusted expenses to average net assets(8) (%)                0.74        1.59     1.73(6)     1.44          --       --
Ratio of net investment income (loss) to average net assets (%)        2.43        1.55     1.16(6)     0.45        0.17    (0.06)
Ratio of adjusted net investment income (loss) to
average net assets(8) (%)                                              2.39        0.90     0.73(6)     0.43          --       --
Portfolio turnover rate (%)                                              71         157       35          62          50       98
Fee reduction per share(2) ($)                                        0.005        0.08     0.05        0.00(9)       --       --

------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                   5/96(10)    12/96(1)     12/97       12/98      12/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                    $15.25       $17.96       $19.41      $23.80     $29.75
Net investment income (loss)(2)                                           0.09         0.05        (0.06)      (0.14)     (0.24)
Net realized and unrealized gain (loss) on investments                    2.71         1.72         5.56        6.74       3.66
Total from investment operations                                          2.80         1.77         5.50        6.60       3.42
Less distributions:
  Dividends from net investment income                                   (0.09)       (0.05)       (0.01)         --         --
  Distributions from net realized gain on investments sold                  --        (0.27)       (1.10)      (0.65)     (0.63)
  Total distributions                                                    (0.09)       (0.32)       (1.11)      (0.65)     (0.63)
Net asset value, end of period                                          $17.96       $19.41       $23.80      $29.75     $32.54
Total investment return at net asset value(3) (%)                        18.46(4)      9.83(4)     28.39       27.90      11.59
Total adjusted investment return at net asset value(3,5) (%)             17.59(4)      9.58(4)     28.37          --         --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                            15,125       42,461      134,939     347,045    664,104
Ratio of expenses to average net assets (%)                               2.00(6)      2.00(6)      2.12        2.09       2.07(7)
Ratio of adjusted expenses to average net assets(8) (%)                   3.21(6)      2.43(6)      2.14          --         --
Ratio of net investment income (loss) to average net assets (%)           0.78(6)      0.45(6)     (0.25)      (0.53)     (0.77)
Ratio of adjusted net investment income (loss) to average
net assets(8) (%)                                                        (0.43)(6)     0.02(6)     (0.27)         --         --
Portfolio turnover rate (%)                                                157           35           62          50         98
Fee reduction per share(2) ($)                                            0.13         0.05         0.00(9)       --         --


                                                                 FUND DETAILS 35

Core Equity Fund continued

-------------------------------------------------------------------------------------------------
Class C -  period ended:                                                  12/98(10)       12/99
-------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                     $27.81          $29.75
Net investment income (loss)(2)                                           (0.09)          (0.25)
Net realized and unrealized gain (loss) on investments                     2.68            3.67
Total from investment operations                                           2.59            3.42
Less distributions:
  Distributions from net realized gain on investments sold                (0.65)          (0.63)
Net asset value, end of period                                           $29.75          $32.54
Total investment return at net asset value(3) (%)                          9.46(4)        11.59
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                              6,901          29,859
Ratio of expenses to average net assets (%)                                2.12(6)         2.08(7)
Ratio of net investment income (loss) to average net assets (%)           (0.53)(6)       (0.80)
Portfolio turnover rate (%)                                                  50              98

(1) Effective December 31, 1996, the fiscal year end changed from May 31 to December 31.

(2)   Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4)   Not annualized.

(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.

(6)   Annualized.

(7) Expense ratios do not include interest expense due to bank loans, which amounted to less than 0.01%.

(8)   Unreimbursed, without fee reduction.

(9)   Less than $0.01 per share.

(10) Class B shares began operations on September 7, 1995. Class C shares began operations on May 1, 1998.


36 FUND DETAILS

Core Growth Fund

Figures audited by __________________________.

-----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                      2/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period
Net investment income (loss)(2)
Net realized and unrealized gain (loss) on investments
Total from investment operations
Less distributions:
  Dividends from net investment income
  Distributions in excess of net investment income
  Distributions from net realized gain on investments sold
  Total distributions
Net asset value, end of period
Total investment return at net asset value(4) (%)
Total adjusted investment return at net asset value(4,6) (%)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)
Ratio of expenses to average net assets (%)
Ratio of adjusted expenses to average net assets(8,9) (%)
Ratio of net investment income (loss) to average net assets (%)
Ratio of adjusted net investment income (loss) to average net assets(8,9) (%)
Portfolio turnover rate (%)
Fee reduction per share(2) ($)

-----------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                      2/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period
Net investment income (loss)(2)
Net realized and unrealized gain (loss) on investments
Total from investment operations
Less distributions:
  Dividends from net investment income
  Distributions in excess of net investment income
  Distributions from net realized gain on investments sold
  Total distributions
Net asset value, end of period
Total investment return at net asset value(4) (%)
Total adjusted investment return at net asset value(4,6) (%)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)
Ratio of expenses to average net assets (%)
Ratio of adjusted expenses to average net assets(8,9) (%)
Ratio of net investment income (loss) to average net assets (%)
Ratio of adjusted net investment income (loss) to average net assets(8,9) (%)
Portfolio turnover rate (%)
Fee reduction per share(2) ($)


                                                                 FUND DETAILS 37

Core Growth Fund

Figures audited by ______________________.


-----------------------------------------------------------------------------------------------------------------------------------
Class C - period ended:                                                      2/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period
Net investment income (loss)(2)
Net realized and unrealized gain (loss) on investments
Total from investment operations
Less distributions:
  Dividends from net investment income
  Distributions in excess of net investment income
  Distributions from net realized gain on investments sold
  Total distributions
Net asset value, end of period
Total investment return at net asset value(4) (%)
Total adjusted investment return at net asset value(4,6) (%)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)
Ratio of expenses to average net assets (%)
Ratio of adjusted expenses to average net assets(8,9) (%)
Ratio of net investment income (loss) to average net assets (%)
Ratio of adjusted net investment income (loss) to average net assets(8,9) (%)
Portfolio turnover rate (%)
Fee reduction per share(2) ($)

(1)   Began operations on October 2, 1995.

(2)   Based on the average of the shares outstanding at the end of each month.

(3)   Total investment return assumes dividend reinvestment.

(4)   Not annualized.

(5) An estimated total return calculation, which does not take into consideration fee reductions by the adviser during the periods shown.

(6)   Annualized.

(7)   Unreimbursed, without fee reduction.

(8) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.


                                                                 FUND DETAILS 38

Core Value Fund

Figures audited by ________________________--.

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                         2/96(1)       2/97         2/98         2/99    2/00
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                           $8.50         $9.47       $10.88       $13.93
Net investment income (loss)(2)                                                 0.10          0.23         0.21         0.15
Net realized and unrealized gain (loss) on investments                          0.96          1.77         3.33         1.23
Total from investment operations                                                1.06          2.00         3.54         1.38
Less distributions:
  Dividends from net investment income                                         (0.09)        (0.19)       (0.13)       (0.18)
  Distributions from net realized gain on investments sold                        --         (0.40)       (0.36)       (2.77)
  Total distributions                                                          (0.09)        (0.59)       (0.49)       (2.95)
Net asset value, end of period                                                 $9.47        $10.88       $13.93       $12.36
Total investment return at net asset value(3) (%)                              12.52(4)      21.36        32.97         9.87
Total adjusted investment return at net asset value(3,5) (%)                   (1.18)(4)     15.92        32.02         8.94
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                     682         1,323        7,747        6,685
Ratio of expenses to average net assets (%)                                     0.95(6)       0.95         0.95         0.95
Ratio of adjusted expenses to average net assets(7,8) (%)                      34.06(6)       6.39         1.90         1.88
Ratio of net investment income (loss) to average net assets (%)                 2.81(6)       2.26         1.60         1.03
Ratio of adjusted net investment income (loss) to average net assets(7,8) (%) (30.30)(6)     (3.18)        0.65         0.10
Portfolio turnover rate (%)                                                       12            66          119           61
Fee reduction per share(2) ($)                                                  1.22          0.55         0.12         0.13

------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                         2/00
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period
Net investment income (loss)(2)
Net realized and unrealized gain (loss) on investments
Total from investment operations
Less distributions:
  Dividends from net investment income
  Distributions from net realized gain on investments sold
  Total distributions
Net asset value, end of period
Total investment return at net asset value(3) (%)
Total adjusted investment return at net asset value(3,5) (%)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)
Ratio of expenses to average net assets (%)
Ratio of adjusted expenses to average net assets(7,8) (%)
Ratio of net investment income (loss) to average net assets (%)
Ratio of adjusted net investment income (loss) to average net assets(7,8) (%)
Portfolio turnover rate (%)
Fee reduction per share(2) ($)

FUND DETAILS 39

------------------------------------------------------------------------------------------------------------------------------------
Class C - period ended:                                                         2/00
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period
Net investment income (loss)(2)
Net realized and unrealized gain (loss) on investments
Total from investment operations
Less distributions:
  Dividends from net investment income
  Distributions from net realized gain on investments sold
  Total distributions
Net asset value, end of period
Total investment return at net asset value(3) (%)
Total adjusted investment return at net asset value(3,5) (%)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)
Ratio of expenses to average net assets (%)
Ratio of adjusted expenses to average net assets(7,8) (%)
Ratio of net investment income (loss) to average net assets (%)
Ratio of adjusted net investment income (loss) to average net assets(7,8) (%)
Portfolio turnover rate (%)
Fee reduction per share(2) ($)

(1)   Began operations on October 2, 1995.

(2)   Based on the average of the shares outstanding at the end of each month.

(3)   Total investment return assumes dividend reinvestment.

(4)   Not annualized.

(5) An estimated total return calculation, which does not take into consideration fee reductions by the adviser during the periods shown.

(6)   Annualized.

(7)   Unreimbursed, without fee reduction.

(8) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.


                                                                 40 FUND DETAILS

Large Cap Growth Fund

Figures audited by Ernst & Young LLP.

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                   12/94        12/95        10/96(1)     10/97        10/98        10/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                     $17.40       $15.89       $19.51       $23.28       $24.37       $22.27
Net investment income (loss)                              (0.10)       (0.09)(2)    (0.13)(2)    (0.12)(2)    (0.11)(2)    (0.17)(2)
Net realized and unrealized gain (loss) on investments    (1.21)        4.40         3.90         3.49         2.17         5.65
Total from investment operations                          (1.31)        4.31         3.77         3.37         2.06         5.48
Less distributions:
  Distributions from net realized gain on investments
  sold                                                    (0.20)       (0.69)          --        (2.28)       (4.16)       (2.71)
Net asset value, end of period                           $15.89       $19.51       $23.28       $24.37       $22.27       $25.04
Total investment return at net asset value(3) (%)         (7.50)       27.17        19.32(4)     16.05         9.80        27.58
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)             46,466      241,700      279,425      303,067      381,591      484,196
Ratio of expenses to average net assets (%)                1.65         1.48         1.48(5)      1.44         1.40         1.35(6)
Ratio of net investment income (loss) to average net
assets (%)                                                (0.64)       (0.46)       (0.73)(5)    (0.51)       (0.50)       (0.70)
Portfolio turnover rate (%)                                  52           68(7)        59          133          153(7)       183

------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                   12/94(8)     12/95        10/96(1)     10/97        10/98        10/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                     $17.16       $15.83       $19.25       $22.83       $23.70       $21.38
Net investment income (loss)(2)                           (0.20)       (0.26)       (0.26)       (0.27)       (0.25)       (0.31)
Net realized and unrealized gain (loss) on investments    (0.93)        4.37         3.84         3.42         2.09         5.38
Total from investment operations                          (1.13)        4.11         3.58         3.15         1.84         5.07
Less distributions:
  Distributions from net realized gain on investments
  sold                                                    (0.20)       (0.69)          --        (2.28)       (4.16)       (2.71)
Net asset value, end of period                           $15.83       $19.25       $22.83       $23.70       $21.38       $23.74
Total investment return at net asset value(3) (%)         (6.56)(4)    26.01        18.60(4)     15.33         9.04        26.70
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)              3,807       15,913       25,474       36,430      217,448      312,046
Ratio of expenses to average net assets (%)                2.38(5)      2.31         2.18(5)      2.13         2.08         2.02(6)
Ratio of net investment income (loss) to average net
assets (%)                                                (1.25)(5)    (1.39)       (1.42)(5)    (1.20)       (1.16)       (1.37)
Portfolio turnover rate (%)                                  52           68(7)        59          133          153(7)       183

---------------------------------------------------------------------------------------------
Class C -  period ended:                                              10/98(8)      10/99
---------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $21.43        $21.37
Net investment income (loss)(2)                                       (0.10)        (0.31)
Net realized and unrealized gain (loss) on investments                 0.04          5.38
Total from investment operations                                      (0.06)         5.07
Less distributions:
  Distributions from net realized gain on investments sold               --         (2.71)
Net asset value, end of period                                       $21.37        $23.73
Total investment return at net asset value(3) (%)                     (0.28)(4)     26.72
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                            152         1,457
Ratio of expenses to average net assets (%)                            2.10(5)       2.05(6)
Ratio of net investment income (loss) to average net assets (%)       (1.14)(5)     (1.36)
Portfolio turnover rate (%)                                             153(7)        183

(1) Effective October 31, 1996, the fiscal year end changed from December 31 to October 31.

(2)   Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4)   Not annualized.

(5)   Annualized.

(6) Expense ratios do not include interest expense due to bank loans, which amounted to less than 0.01%.

(7)   Excludes merger activity.

(8) Class B and Class C shares began operations on January 3, 1994 and June 1, 1998, respectively.


                                                                 FUND DETAILS 41

Large Cap Value Fund

Figures audited by Ernst & Young LLP.

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                            8/95(1)    8/96      12/96(2)    12/97       12/98       12/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                             $11.42     $13.38     $15.07      $15.62      $19.32      $21.26
Net investment income (loss)(4)                                    0.21       0.19       0.05        0.12        0.16        0.09(3)
Net realized and unrealized gain (loss) on investments,
financial futures contracts and foreign currency transactions      1.95       1.84       2.15        5.57        2.85        7.80
Total from investment operations                                   2.16       2.03       2.20        5.69        3.01        7.89
Less distributions:
  Distributions from net investment income                        (0.20)     (0.19)     (0.08)      (0.07)      (0.14)         --
  Distributions from net realized gain on investments sold           --      (0.15)     (1.57)      (1.92)      (0.93)      (2.13)
  Total distributions                                             (0.20)     (0.34)     (1.65)      (1.99)      (1.07)      (2.13)
Net asset value, end of period                                   $13.38     $15.07     $15.62      $19.32      $21.26      $27.02
Total investment return at net asset value(5) (%)                 19.22      15.33      14.53(6)    36.71       15.94       37.89
Total adjusted investment return at net asset value(5) (%)           --         --         --          --       15.92          --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                    130,183    139,548    163,154     303,313     421,218     604,214
Ratio of expenses to average net assets (%)                        1.30       1.17       1.22(7)     1.12        1.16(8)     1.17
Ratio of net investment income (loss) to average net
assets (%)                                                         1.82       1.28       0.85(7)     0.65        0.79(8)     0.40
Portfolio turnover rate (%)                                          99         74         26         102(9)       64         113

------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                            8/95(1)    8/96      12/96(2)    12/97       12/98       12/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                             $11.44     $13.41     $15.10      $15.66      $19.31      $21.20
Net investment income (loss)(4)                                    0.13       0.08       0.01       (0.02)       0.01       (0.07)
Net realized and unrealized gain (loss) on investments,
financial futures contracts and foreign currency transactions      1.96       1.85       2.14        5.60        2.84        7.75
Total from investment operations                                   2.09       1.93       2.15        5.58        2.85        7.68
Less distributions:
  Distributions from net investment income                        (0.12)     (0.09)     (0.02)      (0.01)      (0.03)         --
  Distributions from net realized gain on investments sold           --      (0.15)     (1.57)      (1.92)      (0.93)      (2.09)
  Total distributions                                             (0.12)     (0.24)     (1.59)      (1.93)      (0.96)      (2.09)
Net asset value, end of period                                   $13.41     $15.10     $15.66      $19.31      $21.20      $26.79
Total investment return at net asset value(5) (%)                 18.41      14.49      14.15(6)    35.80       15.05       36.95
Total adjusted investment return at net asset value(5) (%)           --         --         --          --       15.03          --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                    114,723    125,781    146,399     340,334     547,945     768,322
Ratio of expenses to average net assets (%)                        2.03       1.90       1.98(7)     1.87        1.91(8)     1.88
Ratio of net investment income (loss) to average net
assets (%)                                                         1.09       0.55       0.10(7)    (0.10)       0.05(8)    (0.31)
Portfolio turnover rate (%)                                          99         74         26         102(9)       64         113


42  FUND DETAILS

-----------------------------------------------------------------------------------------------------------
Class C - period ended:                                                         12/98(10)         12/99
-----------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                           $22.03            $21.20
Net investment income (loss)(4)                                                  0.03             (0.09)
Net realized and unrealized gain (loss) on investments, financial futures
contracts and foreign currency transactions                                      0.09              7.77
Total from investment operations                                                 0.12              7.68
Less distributions:
  Distributions from net investment income                                      (0.02)               --
  Distributions from net realized gain on investments sold                      (0.93)            (2.09)
  Total distributions                                                           (0.95)            (2.09)
Net asset value, end of period                                                 $21.20            $26.79
Total investment return at net asset value(5) (%)                                0.83(6)          36.94
Total adjusted investment return at net asset value(5) (%)                       0.82(6)             --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                    4,711            12,674
Ratio of expenses to average net assets (%)                                      1.92(7,8)         1.92
Ratio of net investment income (loss) to average net assets (%)                  0.28(7,8)        (0.40)
Portfolio turnover rate (%)                                                        64               113

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.

(2) Effective December 31, 1996, the fiscal year end changed from August 31 to December 31.

(3) Class A has net investment income, because of its relatively lower class expenses as compared to other share classes.

(4)   Based on the average of the shares outstanding at the end of each month.

(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(6)   Not annualized.

(7)   Annualized.

(8) Reflects voluntary management fee reduction in effect during the year ended December 31, 1998. As a result of such fee reductions, expenses of Class A, Class B and Class C shares of the fund reflect reductions of less than $0.01 per share. Absent such reductions, the ratio of expenses to average net assets would have been 1.18%, 1.93% and 1.94% for Class A, Class B and Class C shares, respectively, and the ratio of net investment income to average net assets would have been 0.77%, 0.03% and 0.26% for Class A, Class B and Class C shares, respectively.

(9)   Portfolio turnover rate excludes merger activity.

(10)  Class C shares began operations on May 1, 1998. fund details


                                                                 FUND DETAILS 43

Mid Cap Growth Fund

Figures audited by PricewaterhouseCoopers LLP.

--------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                               10/95       10/96        10/97       10/98       10/99
--------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $7.93       $9.32       $10.92      $11.40       $9.11
Net investment income (loss)(1)                                       (0.07)      (0.11)       (0.06)      (0.09)      (0.12)
Net realized and unrealized gain (loss) on investments                 1.46        3.34         1.00       (0.89)       3.86
Total from investment operations                                       1.39        3.23         0.94       (0.98)       3.74
Less distributions:
  Distributions from net realized gain on investments sold               --       (1.63)       (0.46)      (1.31)         --
Net asset value, end of period                                        $9.32      $10.92       $11.40       $9.11      $12.85
Total investment return at net asset value(2) (%)                     17.53       36.15         8.79       (9.40)      41.05
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                        101,562     156,578      141,997     101,138     112,082
Ratio of expenses to average net assets (%)                            1.59        1.59         1.59        1.59        1.60
Ratio of net investment income (loss) to average net assets (%)       (0.87)      (1.00)       (0.57)      (0.86)      (1.14)
Portfolio turnover rate (%)                                             155         240          317         168         153

--------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                               10/95       10/96        10/97       10/98       10/99
--------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $7.87       $9.19       $10.67      $11.03       $8.72
Net investment income (loss)(1)                                       (0.13)      (0.18)       (0.13)      (0.15)      (0.18)
Net realized and unrealized gain (loss) on investments                 1.45        3.29         0.95       (0.85)       3.68
Total from investment operations                                       1.32        3.11         0.82       (1.00)       3.50
Less distributions:
  Distributions from net realized gain on investments sold               --       (1.63)       (0.46)      (1.31)         --
Net asset value, end of period                                        $9.19      $10.67       $11.03       $8.72      $12.22
Total investment return at net asset value(2) (%)                     16.77       35.34         7.84       (9.97)      40.14
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                        137,363     238,901      204,812     134,188     145,816
Ratio of expenses to average net assets (%)                            2.30        2.29         2.28        2.27        2.23
Ratio of net investment income (loss) to average net assets (%)       (1.55)      (1.70)       (1.25)      (1.54)      (1.77)
Portfolio turnover rate (%)                                             155         240          317         168         153

-----------------------------------------------------------------------------------------
Class C - period ended:                                             10/98(3)      10/99
-----------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $9.99         $8.72
Net investment income (loss)(1)                                     (0.06)        (0.19)
Net realized and unrealized gain (loss) on investments              (1.21)         3.68
Total from investment operations                                    (1.27)         3.49
Net asset value, end of period                                      $8.72        $12.21
Total investment return at net asset value(2) (%)                  (12.71)(4)     40.02
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                          100           276
Ratio of expenses to average net assets (%)                          2.29(5)       2.30
Ratio of net investment income (loss) to average net assets (%)     (1.66)(5)     (1.82)
Portfolio turnover rate (%)                                           168           153

(1)   Based on the average of the shares outstanding at the end of each month.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(3)   Class C shares began operations on June 1, 1998.

(4)   Not annualized.

(5)   Annualized.


44  FUND DETAILS

Small Cap Growth Fund

Figures audited by Ernst & Young LLP.

----------------------------------------------------------------------------------------------------------------------------------
Class A(1) - period ended:                                            10/95(2)     10/96        10/97       10/98        10/99
----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $6.71        $9.02       $10.22      $12.35        $8.41
Net investment income (loss)(3)                                       (0.07)       (0.09)       (0.07)      (0.08)       (0.12)
Net realized and unrealized gain (loss) on investments                 2.38         1.29         2.41       (1.34)        4.59
Total from investment operations                                       2.31         1.20         2.34       (1.42)        4.47
Less distributions:
  Distributions from net realized gain on investments sold               --           --        (0.21)      (2.52)       (0.23)
Net asset value, end of period                                        $9.02       $10.22       $12.35       $8.41       $12.65
Total investment return at net asset value(4) (%)                     34.56        13.27        23.35      (14.14)       54.41
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                        179,481      218,497      209,384     179,700      266,886
Ratio of expenses to average net assets (%)                            1.38         1.32         1.29(5)     1.36(5)      1.34(5)
Ratio of net investment income (loss) to average net assets (%)       (0.83)       (0.86)       (0.57)      (1.02)       (1.17)
Portfolio turnover rate (%)                                              23           44           96         103         1.04

----------------------------------------------------------------------------------------------------------------------------------
Class B(1) - period ended:                                            10/95(2)     10/96        10/97       10/98        10/99
----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $6.51        $8.70        $9.78      $11.72        $7.81
Net investment income (loss)(3)                                       (0.11)       (0.15)       (0.14)      (0.15)       (0.18)
Net realized and unrealized gain (loss) on investments                 2.30         1.23         2.29       (1.24)        4.24
Total from investment operations                                       2.19         1.08         2.15       (1.39)        4.06
Less distributions:
  Distributions from net realized gain on investments sold               --           --        (0.21)      (2.52)       (0.23)
Net asset value, end of period                                        $8.70        $9.78       $11.72       $7.81       $11.64
Total investment return at net asset value(4) (%)                     33.60        12.48        22.44      (14.80)       53.31
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                        393,478      451,268      472,594     361,992      478,468
Ratio of expenses to average net assets (%)                            2.11         2.05         2.02(5)     2.07(5)      2.03(5)
Ratio of net investment income (loss) to average net assets (%)       (1.55)       (1.59)       (1.30)      (1.73)       (1.87)
Portfolio turnover rate (%)                                              23           44           96         103          104

----------------------------------------------------------------------------------------------
Class C - period ended:                                               10/98(6)        10/99
----------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $8.96           $7.81
Net investment income (loss)(3)                                       (0.03)          (0.19)
Net realized and unrealized gain (loss) on investments                (1.12)           4.23
Total from investment operations                                      (1.15)           4.04
Less distributions:
  Distributions from net realized gain on investments sold               --           (0.23)
Net asset value, end of period                                        $7.81          $11.62
Total investment return at net asset value(4) (%)                    (12.83)(7)       53.05
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                            468           3,866
Ratio of expenses to average net assets (%)                            2.11(5,8)       2.09(5)
Ratio of net investment income (loss) to average net assets (%)       (1.86)(8)       (1.94)
Portfolio turnover rate (%)                                             103             104

(1) All per share amounts and net asset values have been restated to reflect the four-for-one stock split effective May 1, 1998.

(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.

(3)   Based on the average of the shares outstanding at the end of each month.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Expense ratios do not include interest expense due to bank loans, which amounted to less than $0.01 per share.

(6)   Class C shares began operations on June 1, 1998.

(7)   Not annualized.

(8)   Annualized.


                                                                 FUND DETAILS 45

Small Cap Value Fund

Figures audited by Ernst & Young LLP.

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                        12/94(1)       12/95       12/96      12/97       10/98(2)     10/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                           $8.50          $8.99      $10.39     $10.32      $12.27       $10.82
Net investment income (loss)(3)                                 0.18           0.21        0.14       0.06        0.02        (0.09)
Net realized and unrealized gain (loss) on investments          0.48           1.60        1.17       2.52       (1.47)        6.67
Total from investment operations                                0.66           1.81        1.31       2.58       (1.45)        6.58
Less distributions:
  Dividends from net investment income                         (0.17)         (0.20)      (0.14)     (0.03)         --           --
  Distributions from net realized gain on investments sold        --          (0.21)      (1.24)     (0.60)         --        (0.13)
  Total distributions                                          (0.17)         (0.41)      (1.38)     (0.63)         --        (0.13)
Net asset value, end of period                                 $8.99         $10.39      $10.32     $12.27      $10.82       $17.27
Total investment return at net asset value(4) (%)               7.81(5)       20.26       12.91      25.25      (11.82)(5)    61.39
Total adjusted investment return at net asset value(4,6) (%)    7.30(5)       19.39       12.20      24.65      (12.33)(5)    61.24
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                   4,420         12,845      15,853     20,961      22,528       51,746
Ratio of expenses to average net assets (%)                     0.99(7)        0.98        0.99       0.99        1.01(7)      1.39
Ratio of adjusted expenses to average net assets(8) (%)         4.98(7)        1.85        1.70       1.59        1.62(7)      1.54
Ratio of net investment income (loss) to average net
assets (%)                                                      2.10(7)        2.04        1.31       0.47        0.25(7)     (0.67)
Ratio of adjusted net investment income (loss) to
average net assets(8) (%)                                      (1.89)(7)       1.17        0.60      (0.13)      (0.36)(7)    (0.82)
Portfolio turnover rate (%)                                      0.3              9          72        140          69          140
Fee reduction per share(3) ($)                                  0.34           0.09        0.08       0.07        0.06         0.02

------------------------------------------------------------------------------------------------------------------------------------
Class B -  period ended:                                       12/94(1)       12/95       12/96      12/97       10/98(2)     10/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                           $8.50          $9.00      $10.38     $10.31      $12.21       $10.71
Net investment income (loss)(3)                                 0.13           0.12        0.07      (0.03)      (0.04)       (0.18)
Net realized and unrealized gain (loss) on investments          0.48           1.59        1.17       2.53       (1.46)        6.58
Total from investment operations                                0.61           1.71        1.24       2.50       (1.50)        6.40
Less distributions:
  Dividends from net investment income                         (0.11)         (0.12)      (0.07)        --          --           --
  Distributions from net realized gain on investments sold        --          (0.21)      (1.24)     (0.60)         --        (0.13)
  Total distributions                                          (0.11)         (0.33)      (1.31)     (0.60)         --        (0.13)
Net asset value, end of period                                 $9.00         $10.38      $10.31     $12.21      $10.71       $16.98
Total investment return at net asset value(4) (%)               7.15(5)       19.11       12.14      24.41      (12.29)(5)    60.33
Total adjusted investment return at net asset value(4,6) (%)    6.64(5)       18.24       11.43      23.81      (12.80)(5)    60.18
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                   3,296         16,994      22,097     35,033      30,637       75,103
Ratio of expenses to average net assets (%)                     1.72(7)        1.73        1.69       1.69        1.71(7)      2.06
Ratio of adjusted expenses to average net assets(8) (%)         5.71(7)        2.60        2.40       2.29        2.32(7)      2.21
Ratio of net investment income (loss) to average net
assets (%)                                                      1.53(7)        1.21        0.62      (0.24)      (0.45)(7)    (1.34)
Ratio of adjusted net investment income (loss) to
average net assets(8) (%)                                      (2.46)(7)       0.34       (0.09)     (0.84)      (1.06)(7)    (1.49)
Portfolio turnover rate (%)                                      0.3              9          72        140          69          140
Fee reduction per share(3) ($)                                  0.34           0.09        0.08       0.07        0.06         0.02


46  FUND DETAILS

-------------------------------------------------------------------------------------------------------
Class C -  period ended:                                                          10/98(1)      10/99
-------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                             $13.39        $10.71
Net investment income (loss)(3)                                                   (0.03)        (0.19)
Net realized and unrealized gain (loss) on investments                            (2.65)         6.58
Total from investment operations                                                  (2.68)         6.39
Less distributions:
  Distributions from net realized gain on investments sold                           --         (0.13)
Net asset value, end of period                                                   $10.71        $16.97
Total investment return at net asset value(4) (%)                                (20.01)(5)     60.24
Total adjusted investment return at net asset value(4,6) (%)                     (20.32)(5)     60.09
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                       $422        $3,774
Ratio of expenses to average net assets (%)                                        1.71(7)       2.09
Ratio of adjusted expenses to average net assets(8) (%)                            2.32(7)       2.29
Ratio of net investment income (loss) to average net assets (%)                   (0.54)(7)     (1.43)
Ratio of adjusted net investment income (loss) to average net assets(8) (%)       (1.15)(7)     (1.58)
Portfolio turnover rate (%)                                                          69           140
Fee reduction per share(3) ($)                                                     0.04          0.02

(1) Class A and Class B shares began operations on January 3, 1994. Class C shares began operations on May 1, 1998.

(2) Effective October 31, 1998, the fiscal year end changed from December 31 to October 31.

(3)   Based on the average of the shares outstanding at the end of each month.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5)   Not annualized.

(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.

(7)   Annualized.

(8)   Unreimbursed, without fee reduction.


                                                                 FUND DETAILS 47

Sovereign Investors Fund

Figures audited by Ernst & Young LLP.

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                               12/95       12/96         12/97         12/98         12/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $14.24      $17.87        $19.48        $22.41        $24.23
Net investment income (loss)                                           0.40        0.36(1)       0.32(1)       0.31(1)       0.30(1)
Net realized and unrealized gain (loss) on investments                 3.71        2.77          5.31          3.11          1.11
Total from investment operations                                       4.11        3.13          5.63          3.42          1.41
Less distributions:
  Dividends from net investment income                                (0.40)      (0.36)        (0.32)        (0.31)        (0.35)
  Distributions from net realized gain on investments sold            (0.08)      (1.16)        (2.38)        (1.29)        (0.78)
  Total distributions                                                 (0.48)      (1.52)        (2.70)        (1.60)        (1.13)
Net asset value, end of period                                       $17.87      $19.48        $22.41        $24.23        $24.51
Total investment return at net asset value(2) (%)                     29.15       17.57         29.14         15.62          5.91
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      1,280,321   1,429,523     1,748,490     1,884,460     1,787,615
Ratio of expenses to average net assets (%)                            1.14        1.13          1.06          1.03          1.05
Ratio of net investment income (loss) to average net assets (%)        2.45        1.86          1.44          1.33          1.21
Portfolio turnover rate (%)                                              46          59            62            51            64

------------------------------------------------------------------------------------------------------------------------------------
Class B -  period ended:                                              12/95       12/96         12/97         12/98         12/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $14.24      $17.86        $19.46        $22.38        $24.20
Net investment income (loss)(1)                                        0.27        0.21          0.16          0.14          0.13
Net realized and unrealized gain (loss) on investments                 3.71        2.77          5.29          3.11          1.11
Total from investment operations                                       3.98        2.98          5.45          3.25          1.24
Less distributions:
  Dividends from net investment income                                (0.28)      (0.22)        (0.15)        (0.14)        (0.18)
  Distributions from net realized gain on investments sold            (0.08)      (1.16)        (2.38)        (1.29)        (0.78)
  Total distributions                                                 (0.36)      (1.38)        (2.53)        (1.43)        (0.96)
Net asset value, end of period                                       $17.86      $19.46        $22.38        $24.20        $24.48
Total investment return at net asset value(2) (%)                     28.16       16.67         28.14         14.79          5.20
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                        257,781     406,523       610,976       790,277       819,537
Ratio of expenses to average net assets (%)                            1.90        1.91          1.83          1.79          1.73
Ratio of net investment income (loss) to average net assets (%)        1.65        1.10          0.67          0.58          0.54
Portfolio turnover rate (%)                                              46          59            62            51            64

---------------------------------------------------------------------------------------
Class C -  period ended:                                         12/98(3)        12/99
---------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                            $24.43          $24.22
Net investment income (loss)(1)                                   0.13            0.13
Net realized and unrealized gain (loss) on investments            1.07            1.10
Total from investment operations                                  1.20            1.23
Less distributions:
  Distributions from net investment income                       (0.12)          (0.17)
  Distributions from net realized gain on investments sold       (1.29)          (0.78)
  Total distributions                                            (1.41)          (0.95)
Net asset value, end of period                                  $24.22          $24.50
Total investment return at net asset value(2) (%)                 5.18(4)         5.17
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                     4,627          10,591
Ratio of expenses to average net assets (%)                       1.67(5)         1.75
Ratio of net investment income to average net assets (%)          0.84(5)         0.51
Portfolio turnover rate (%)                                         51              64

(1)   Based on the average of the shares outstanding at the end of each month.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(3)   Class C shares began operations on May 1, 1998.

(4)   Not annualized.

(5)   Annualized.


48  FUND DETAILS

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock equity funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-544-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request:
publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

[LOGO] JOHN HANCOCK FUNDS                       John Hancock Funds, Inc.
       A Global Investment Management Firm      101 Huntington Avenue
                                                Boston MA 02199-7603

                                                (C)2000 John Hancock Funds, Inc.


                                                EQTPN 7/00

                          JOHN HANCOCK CORE GROWTH FUND

                  Class A, Class B, Class C and Class I Shares
                       Statement of Additional Information


                                  July 1, 2000

This Statement of Additional Information provides information about John Hancock Core Growth Fund (the "Fund") in addition to the information that is contained in the combined Equity Fund's current Prospectus and in the Fund's current Prospectus for Class I shares, (the "Prospectuses"). The Fund is a diversified series of John Hancock Institutional Series Trust (the "Trust").


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS


                                                                            Page
Organization of the Fund............................................           2
Investment Objective and Policies...................................           2
Investment Restrictions.............................................           9
Those Responsible for Management....................................          11
Investment Advisory and Other Services..............................          19
Distribution Contracts..............................................          22
Sales Compensation..................................................          24
Net Asset Value.....................................................          26
Initial Sales Charge on Class A Shares..............................          27
Deferred Sales Charge on Class B and Class C Shares.................          30
Special Redemptions.................................................          34
Additional Services and Programs....................................          34
Purchases and Redemptions through Third Parties.....................          36
Description of the Fund's Shares....................................          36
Tax Status..........................................................          38
Calculation of Performance..........................................          42
Brokerage Allocation................................................          44
Transfer Agent Services.............................................          47
Custody of Portfolio................................................          47
Independent Auditors................................................          47
Appendix A- Description of Investment Risk..........................         A-1
Appendix B-Description of Bond Ratings..............................         B-1
Financial Statements................................................         F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to July 1, 1999, the Fund was called John Hancock Independence Growth Fund.


John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Insurance Company(formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000. The Subadviser of the Fund is Independence Investment Associates, Inc. ("IIA") referred to herein as the "Subadviser" and is an affiliate of the Life Company.


INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies as discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is nonfundamental and may be changed without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund seeks above-average total return. The Fund emphasizes investments in companies whose securities show potential for relatively high long-term earnings growth rather than current dividend yield. The Fund's performance and risk profile benchmark is the Russell 1000 Growth Index which is comprised of stocks of companies with a greater-than-average growth orientation. and represents a universe of stocks from which growth managers typically select. It is capitalization weighted and includes only common stocks belonging to large-capitalization domestic corporations.

The Fund has adopted certain investment restrictions that are detailed under "Investment Restrictions" in this Statement of Additional Information where they are classified as fundamental or nonfundamental. Those restrictions designated as fundamental may not be changed without shareholder approval. The Fund's investment objective, investment policies and nonfundamental restrictions, however, may be changed by a vote of the Trustees without shareholder approval. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

For a further description of the Fund's investment objectives, policies and restrictions see "Goal and Strategy" and "Main Risks" in the Fund's Prospectus and "Investment Restrictions" in this Statement of Additional Information.

Common stocks. The Fund may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. The Fund will diversify its investments in common stocks of companies in a number of industry groups without concentrating in any particular industry. Common stocks have the potential to outperform fixed-income securities over the long term. Common stocks provide the most potential for growth, yet are the more volatile of the two asset classes.

Debt securities. Debt securities in which the Fund may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Particular debt securities will be selected based upon credit risk analysis of potential issuers, the characteristics of the security and the interest rate sensitivity of the various debt issues available with respect to a particular issuer, and analysis of the anticipated volatility and liquidity of the particular debt instruments.

Preferred stocks. The Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Investment in Foreign Securities. The Fund may invest in the securities of foreign issuers in the form of sponsored and unsponsored American Depository Receipts ("ADRs") and U.S. dollar-denominated securities of foreign issuers traded on U.S. exchanges. ADRs (sponsored and unsponsored) are receipts, typically issued by U.S. banks, which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on a U.S. stock exchange or in the over-the-counter market. An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial inability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting its repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not enter into reverse repurchase agreements or borrow money, except from banks temporarily for extraordinary or emergency purposes (not for leveraging) in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under the procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Government Securities. The Fund may invest in government securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Mortgage-Backed Securities. The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed Securities" that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the GNMA, the FNMA and the FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Fund does not intend to invest in residual interests.

Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.

Structured or Hybrid Notes. Funds that may invest in mortgage-backed securities may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage-Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage-Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.


Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.


Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. The Fund can lend portfolio securities having a total value of 33 1/3% of its total assets.

Short-Term Trading. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the prospectus.

INVESTMENT RESTRICTIONS

Fundamental  Investment  Restrictions.   The  Fund  has  adopted  the  following
investment restrictions which may not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

The Fund may not:

1. Issue senior securities, except as permitted by paragraphs 3, 6 and 7 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

2. Purchase securities on margin or make short sales, or unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and (iv) obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities.

3. Borrow money, except for the following extraordinary or emergency purposes: (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; and (iv) The Fund may not borrow money for the purpose of leveraging the Fund's assets. For purposes of this investment restriction, the deferral of Trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing. .

4. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purpose of the 1933 Act.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein,
         (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

7. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

8. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

9.       The Fund, with respect to 75% of total assets,  purchase  securities of
         an  issuer   (other   than  the  U.  S.   Government,   its   agencies,
         instrumentalities or authorities), if:

             (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

             (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

1. Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser or any Subadviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

2. Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

3. Invest more than 15% of the net assets of the Fund, taken at market value, in illiquid securities.

4. Purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

5. Invest for the purpose of exercising control over or management of any company.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or directors of the Fund's Adviser and/or Subadviser, or officers and/or directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Stephen L. Brown*                        Trustee and Chairman                   Chairman and Chief Executive Officer,
John Hancock Place                                                              John Hancock Life Insurance Company;
P.O. Box 111                                                                    Chairman and Director, John Hancock
Boston, MA 02117                                                                Advisers, Inc. (The Adviser), John
July 1937                                                                       Hancock Funds, Inc. (John Hancock
                                                                                Funds), The Berkeley Financial
                                                                                Group, Inc. (The Berkeley Group);
                                                                                Director, John Hancock
                                                                                Subsidiaries, Inc.; John Hancock
                                                                                Insurance Agency, Inc.; (Insurance
                                                                                Agency), (until June 1999); Federal
                                                                                Reserve Bank of Boston (until March
                                                                                1999); John Hancock Signature
                                                                                Services, Inc. (Signature Services)
                                                                                (until January 1997); Trustee, John
                                                                                Hancock Asset Management (until
                                                                                March 1997).


Maureen R. Ford *                        Trustee, Vice Chairman and Chief       President, Broker/Dealer Distributor,
101 Huntington Avenue                    Executive Officer                      John Hancock  Life Insurance Company;
Boston, MA 02199                                                                Vice Chairman, Director and Chief
April 1955                                                                      Executive Officer, the Adviser, The
                                                                                Berkeley Group, John Hancock Funds;
                                                                                Chairman, Director and President,
                                                                                Insurance Agency, Inc.; Chairman,
                                                                                Director and Chief Executive Officer,
                                                                                Sovereign Asset Management
                                                                                Corporation (SAMCorp.); Senior Vice
                                                                                President, MassMutual Insurance Co.
                                                                                (until 1999); Senior Vice President,
                                                                                Connecticut Mutual Insurance Co.
                                                                                (until 1996).
-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       12

                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

James F. Carlin                          Trustee                                Chairman and CEO, Carlin Consolidated,
233 West Central Street                                                         Inc. (management/investments);
Natick, MA 01760                                                                Director, Arbella Mutual (insurance),
April 1940                                                                      Health Plan Services, Inc.,
                                                                                Massachusetts Health and Education
                                                                                Tax Exempt Trust, Flagship
                                                                                Healthcare, Inc., Carlin Insurance
                                                                                Agency, Inc., West Insurance
                                                                                Agency, Inc. (until May 1995), Uno
                                                                                Restaurant Corp.; Chairman,
                                                                                Massachusetts Board of Higher
                                                                                Education (until July 1999).


William H. Cunningham                    Trustee                                Chancellor, University of Texas System
601 Colorado Street                                                             and former President of the University
O'Henry Hall                                                                    of Texas, Austin, Texas; Lee Hage and
Austin, TX 78701                                                                Joseph D. Jamail Regents Chair of Free
January 1944                                                                    Enterprise; Director, LaQuinta Motor
                                                                                Inns, Inc. (hotel management
                                                                                company) (1985-1998);
                                                                                Jefferson-Pilot Corporation
                                                                                (diversified life insurance
                                                                                company) and LBJ Foundation Board
                                                                                (education foundation); Advisory
                                                                                Director, Chase Bank (formerly
                                                                                Texas Commerce Bank - Austin).


Ronald R. Dion                           Trustee                                President and Chief Executive Officer,
250 Boylston Street                                                             R.M. Bradley &  Co., Inc.; Director,
Boston, MA 02116                                                                The New England Council and
March 1946                                                                      Massachusetts Roundtable; Trustee,
                                                                                North Shore Medical Center; Director,
                                                                                BJ's Wholesale Club, Inc. and a
                                                                                corporator of the Eastern Bank;
                                                                                Trustee, Emmanuel College.


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.

                                       13


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------


Charles L. Ladner                        Trustee                                Senior Vice President and Chief
UGI Corporation                                                                 Financial Officer, UGI Corporation
P.O. Box 858                                                                    (Public Utility Holding Company)
Valley Forge, PA  19482                                                         (retired 1998); Vice President and
February 1938                                                                   Director for AmeriGas, Inc. (retired
                                                                                1998); Vice President of AmeriGas
                                                                                Partners, L.P. (until 1997);
                                                                                Director, EnergyNorth, Inc. (until
                                                                                1995).

Steven R. Pruchansky                     Trustee (1)                            Director and President, Mast
4327 Enterprise Avenue                                                          Holdings, Inc. (since 1991);
Naples, FL  34104                                                               Director, First Signature Bank &
August 1944                                                                     Trust Company (until August 1991);
                                                                                Director, Mast Realty Trust (until
                                                                                1994); President, Maxwell Building
                                                                                Corp. (until 1991).

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.

                                       14


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Richard S. Scipione *                    Trustee (1)                            General Counsel, John Hancock Life
John Hancock Place                                                              Insurance Company; Director, the
P.O. Box 111                                                                    Adviser, John Hancock Funds, Signator
Boston, MA  02117                                                               Investors, Inc., John Hancock
August 1937                                                                     Subsidiaries, Inc., SAMCorp., NM
                                                                                Capital, The Berkeley Group, JH
                                                                                Networking Insurance Agency, Inc.;
                                                                                Insurance Agency, Inc. (until June
                                                                                1999), Signature Services (until
                                                                                January 1997).

Norman H. Smith                          Trustee                                Lieutenant General, United States
243 Mt. Oriole Lane                                                             Marine Corps; Deputy Chief of Staff for
Linden, VA  22642                                                               Manpower and Reserve Affairs,
March 1933                                                                      Headquarters Marine Corps; Commanding
                                                                                General III Marine Expeditionary
                                                                                Force/3rd Marine Division (retired
                                                                                1991).

John P. Toolan                           Trustee                                Director, The Smith Barney Muni Bond
13 Chadwell Place                                                               Funds, The Smith Barney Tax-Free Money
Morristown, NJ  07960                                                           Funds, Inc., Vantage Money Market Funds
September 1930                                                                  (mutual funds), The Inefficient-Market
                                                                                Fund, Inc. (closed-end investment
                                                                                company) and Smith Barney Trust
                                                                                Company of Florida; Chairman, Smith
                                                                                Barney Trust Company (retired
                                                                                December, 1991); Director, Smith
                                                                                Barney, Inc., Mutual Management
                                                                                Company and Smith Barney Advisers,
                                                                                Inc. (investment advisers) (retired
                                                                                1991); Senior Executive Vice
                                                                                President, Director and member of
                                                                                the Executive Committee, Smith
                                                                                Barney, Harris Upham & Co.,
                                                                                Incorporated (investment bankers)
                                                                                (until 1991).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.

                                       15


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Osbert M. Hood                           Executive Vice President and Chief     Executive Vice President and  Chief
101 Huntington Avenue                    Financial Officer                      Financial Officer, each of the John
Boston, MA  02199                                                               Hancock Funds; Executive Vice
August 1952                                                                     President, Treasurer and Chief
                                                                                Financial Officer of the Adviser,
                                                                                the Berkeley Group, John Hancock
                                                                                Funds, and SAMCorp.; Senior Vice
                                                                                President, Chief Financial Officer
                                                                                and Treasurer, Signature Services,
                                                                                NM Capital; Director IndoCam Japan
                                                                                Limited; Vice President and Chief
                                                                                Financial Officer, John Hancock
                                                                                Life Insurance Company, Retail
                                                                                Sector (until 1997).


Thomas H. Connors                        Vice President and Compliance Officer  Vice President and Compliance
101 Huntington Avenue                                                           Officer, the Adviser; Vice
Boston, MA  02199                                                               President, John Hancock Funds, Inc.
September 1959

Susan S. Newton                          Vice President, Secretary and Chief    Vice President,  Chief Legal Officer
101 Huntington Avenue                    Legal Officer                          and Secretary,  the Adviser; John
Boston, MA  02199                                                               Hancock Funds, Signature Services,
March 1950                                                                      The Berkeley Group, NM Capital and
                                                                                SAMCorp.

James J. Stokowski                       Vice President, Treasurer and Chief    Vice President, the Adviser.
101 Huntington Avenue                    Accounting Officer
Boston, MA  02199
November 1946

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.

The following table provides information regarding the compensation paid by the Fund and other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Messrs. Brown and Scipione, each a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

                               Aggregate             Total Compensation from all
                               Compensation          Funds in John Hancock Fund
Trustees                       from the Fund(1)      Complex to Trustees (2)
--------                       ----------------      -----------------------

James F. Carlin                       $0                      $ 72,600
William H. Cunningham*                 0                        72,250
Ronald R. Dion*                        0                        72,350
Harold R. Hiser, Jr.* (3)              0                        68,450
Charles L. Ladner                      0                        75,450
Leo E. Linbeck, Jr.(3)                 0                        68,100
Steven R. Pruchansky*                  0                        75,350
Norman H. Smith*                       0                        78,500
John P. Toolan*                        0                        75,600
                                       -                      --------
Total                                 $0                      $658,650

      (1)    Compensation is for fiscal period ended February 29, 2000 .

      (2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 1999 As of that date, there were sixty-five funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty-four funds.

      (3) Effective December 31, 1999, Messrs. Hiser and Linbeck resigned as Trustees of the Complex.

      (*) As of December 31, 1999 the value of the aggregate accrued deferred compensation from all Funds in the John Hancock fund complex for Mr. Cunningham was $440,889, for Mr. Dion was $38,687, for Mr. Hiser was $166,369, for Ms. McCarter was $208,971 (resigned as of October 1, 1998), for Mr. Pruchansky was $125,715, for Mr. Smith was $149,232 and for Mr. Toolan was $607,294 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").


All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.


As of April 3, 2000, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders of record beneficially owned 5% or more of the outstanding shares of the Fund.

--------------------------------------------------------------------------------
Name and Address of Shareholder              Class of        Percentage of Total
-------------------------------              Shares          Outstanding Shares
                                             --------        -------------------
--------------------------------------------------------------------------------
PMG Systems, Inc.                            A               6.67%
TOA Holding Account
101 Huntington Avenue
Boston, MA

--------------------------------------------------------------------------------
Van Der Moolen Specialists USA,LLC           A               7.8%
45 Broadway, 32nd Floor
New York, New York

--------------------------------------------------------------------------------
Shetucket Plumbing Supply                    A               6.2%
558 West Thames Street
Norwich, CT

--------------------------------------------------------------------------------
MLPF &S for the Sole                         B               16.97%
Benefit of its Customers
ATT: Fund Administration
4800 Deerlike Drive East
Jacksonville, FL

--------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                    C               5.38%
Securities Corp., Inc.
P.O. Box 2052
Jersey City, NJ

--------------------------------------------------------------------------------
John Hancock Life Insurance Company          C               5.20%
Custodian for the IRA of
Richard L Adams
306 Kossuth Ave
Folsom, PA

--------------------------------------------------------------------------------
Nova Industries, Inc.                        C               9.38%
5401 West Franklin Drive
Franklin, WI

--------------------------------------------------------------------------------
Independence Investment Associates           I               16.36%
53 State Street
Boston MA 02109-2809

--------------------------------------------------------------------------------
Glaval Corporation Savings Plan              I               28.8%
55470 County Road
Elkhart IN 46514

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         Class of        Percentage of Total
Name and Address of Shareholder          Shares          Outstanding Shares
-------------------------------          ------          ------------------
--------------------------------------------------------------------------------
                                         I               18.5%
Elixir Industries 401(k) Plan
17925 S Broadway,
Gardena CA 90247

--------------------------------------------------------------------------------
The Arden Group Inc.                     I               11.38%
401(k) Plan
2020 South Central Avenue
Compton CA 90220

--------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock group of funds, as well as institutional accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.


The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

The Adviser has entered into a Sub-Advisory Agreement with IIA. Under the Sub-Advisory Agreement, the Subadviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of the Fund's investment portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. IIA, located at 53 State Street, Boston, Massachusetts 02109, and organized in 1982, is a wholly owned indirect subsidiary of John Hancock Subsidiaries, Inc.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

Net Asset Value                                              Annual Rate
---------------                                              -----------

First $500,000,000                                           0.80%
Amount over $500,000,000                                     0.75%


The advisory fees paid by the Fund are greater than those paid by most funds, but they are comparable to those paid by many investment companies with similar investment objectives and policies. The Adviser (not the Fund) pays a portion of its fee to the Subadviser at the rate of 55% of the advisory fee payable on the Fund's average daily net assets.


For the years ended February 28, 1998, 1999 and February 29, 2000, the Adviser waived the entire investment management fee for the Fund. The Subadviser waived all subadvisory fees for these periods.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser has agreed to limit Fund expenses (excluding 12b-1 and transfer agent fees) to 0.90% of the Fund's average daily net assets at least until July 1, 2001. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Subadviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Subadviser for the Fund or for other funds or clients for which the Adviser or Subadviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, Subadviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its Advisory Agreement and Sub-Advisory Agreement, the Adviser and Subadviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the respective Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of its duties or from reckless disregard of the obligations and duties under the applicable Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for as long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

Under the Sub-Advisory Agreement of the Fund, the Fund may use the name "Independence" or any name derived from or similar to it only for as long as the Sub-Advisory Agreement is in effect. When the Sub-Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use any name indicating that it is advised by or otherwise connected with IIA. In addition, IIA or the Life Company may grant the non-exclusive right to use the name "Independence" or any similar name to any other corporation or entity, including but not limited to any investment company of which IIA or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement (discussed below) was approved by all Trustees. The Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both Agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended February 28, 1998, 1999 and February 29, 2000, the Fund paid the Adviser $129, $929, and $ , respectively, for services under this agreement.

Personnel of the Adviser, Sub-Adviser, and their affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser. Sub-Adviser and their affiliates and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


Total underwriting commissions for sales of the Fund's Class A shares for the fiscal year ended February 29, 2000 was $ and $ was retained by John Hancock Funds in 2000, respectively. The remainder of the underwriting commissions were reallowed to dealers.

The Fund's Trustees adopted Distribution Plans with respect to Class A, Class B and Class C of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fees will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and /or Class C Plans at any time with no additional liability for these expenses to the shareholders and the Fund. For the fiscal year ended February 29, 2000, an aggregate of $ of distribution expenses or % of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended February 29, 2000, an aggregate of $ of distribution expenses or % of the average net assets of the Class C shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.


The Class A Plan was approved by a majority of the voting securities of the Fund. The Plans were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Class I shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class I shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B or Class C Plans.

Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.



During the fiscal year ended February 29, 2000, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the
Fund:

                                                      Expense Items
                                                      -------------

                                       Printing and                                                Interest,
                                       Mailing of                                Expenses of       Carrying or
                                       Prospectuses                              John              Other
                                       to new             Compensation to        Hancock           Finance
                     Advertising       Shareholders       Selling Brokers        Funds             Charges
                     -----------       ------------       ---------------        -----             -------

Class A
Class B
Class C


SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to financial services firms that sell the fund's shares. These firms typically pass along a portion of this compensation to your financial representative.

The two primary sources of compensation  payments for Class A, Class B and Class
C shares are (1) the 12b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are reallowed to financial services firms are shown on the next page. For Class I shares, John
Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

Whenever you purchase Class A, Class B or Class C shares, the financial services firm receives a reallowance, as described below. The firm also receives the first year's service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.

In addition,  from time to time, John Hancock Funds, at its expense, may provide significant  additional  compensation to financial  services firms which sell or arrange for the sale of shares of the Fund. Such  compensation  provided by John
Hancock  Funds may  include,  for  example,  financial  assistance  to financial services  firms in  connection  with their  conferences  or  seminars,  sales or training programs for invited  registered  representatives  and other employees,
payment  for  travel  expenses,   including  lodging,   incurred  by  registered
representatives  and other  employees  for such  seminars or training  programs, seminars for the public,  advertising and sales campaigns  regarding one or more
Funds,  and/or other financial  services  firms-sponsored  events or activities.
From time to time,  John  Hancock  Funds  may make  expense  reimbursements  for special training of a financial services firm's registered  representatives  and other employees in group meetings or to help pay the expenses of sales contests.
Other   compensation,   such  as  asset  retention   fees,   finder's  fees  and
reimbursement  for  wire  transfer  fees,  may  be  offered  to the  extent  not prohibited by law or any self-regulatory agency, such as the NASD.

                                       24



                                 Sales charge                                        First year service    Maximum total
                                 paid by investors        Maximum reallowance        fee (% of net         compensation (1)
Class A investments              (% of offering price)    (% of offering price)      investment) (3)       (% of offering price)
-------------------              ---------------------    ---------------------      ---------------       ---------------------
Up to $49,999                    5.00%                    4.01%                      0.25%                 4.25%
$50,000 - $99,999                4.50%                    3.51%                      0.25%                 3.75%
$100,000 - $249,999              3.50%                    2.61%                      0.25%                 2.85%
$250,000 - $499,999              2.50%                    1.86%                      0.25%                 2.10%
$500,000 - $999,999              2.00%                    1.36%                      0.25%                 1.60%

Regular investments
of Class A share of
$1 million or more (4)
----------------------

First $1M - $4,999,999           --                       0.75%                      0.25%                 1.00%
Next $1 - $5M above that         --                       0.25%                      0.25%                 0.50% (2)
Next $1 or more above that       --                       0.00%                      0.25%                 0.25% (2)

Retirement investments
of Class A shares of
$1 million or more *
--------------------

First $1M - $24,999,999          --                       0.75%                      0.25%                 1.00%
Next $25M -$49,999,999           --                       0.25%                      0.25%                 0.50%
Next $1 or more above that       --                       0.00%                      0.25%                 0.25%

                                                                                     First year service    Maximum total
                                                          Maximum reallowance        fee (% of net         compensation (1)
Class B investments                                       (% of offering price)      investment) (3)       (% of offering price)
-------------------                                       ---------------------      ---------------       ---------------------
All amounts                      --                       3.75%                      0.25%                 4.00%


                                                          Maximum                    First year service    Maximum total
                                                          reallowance                fee (% of net         compensation (1)
Class C investments                                       (% of offering price)      investment) (3)       (% of offering price)
-------------------                                       --------------------       ---------------       ---------------------
Amounts purchased at NAV         --                       0.75%                      0.25%                 1.00%
All other amounts                1.00%                    1.75%                      0.25%                 2.00%

                                                                                     First year service    Maximum total
                                                          Maximum reallowance        fee (% of net         compensation (1)
Class I investments                                       (% of offering price)      investment) (3)       (% of offering price)
-------------------                                       --------------------       ---------------       ---------------------
All amounts                      --                       0.00%                      0.00%                 0.00% (5)

(1) Reallowance percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.

(2) For Group Investment Programs sales, the maximum total compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year subsequent service fees are paid quarterly in arrears.

(4) Includes new investments  aggregated with investments  since the last annual
reset.  John  Hancock  Funds  may  take  recent   redemptions  into  account  in
determining if an investment qualifies as a new investment.

(5) John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells Class I shares of the Fund. This payment may be up to 0.15% of the amount invested.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.

*Retirement investments only. These include traditional, Roth and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, profit-sharing plan and other retirement plans as described in the Internal Revenue Code.


NET ASSET VALUE

For purposes of calculating the net asset value (NAV) of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market- maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

The NAV of each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES


Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.


The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Fund's Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.


Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandparents, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.



o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

            Amount Invested                              CDSC Rate
            ---------------                              ---------

            $1 to $4,999,999                                1.00%
            Next $5 million to $9,999,999                   0.50%
           Amounts of $10 million and over                  0.25%



Class C shares may be offered without a front-end sales charge to:

o Retirement plans for which John Hancock Signature Services performs employer sponsored plan recordkeeping services. (these types of plans include 401(k), money purchase pension, profit sharing and SIMPLE 401(k)).

o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.


Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including
TSAs),  SIMPLE IRA, SIMPLE 401(k),  Money Purchase  Pension,  Profit Sharing and
Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

Because Class I shares are sold at net asset value without the imposition of any sales charge, none of the privileges described under these captions are available to Class I investors, with the following exception:

Combination Privilege. As explained in the Fund's Prospectus for Class I Shares, a Class I investor may qualify for the minimum $1,000,000 investment (or such other amount as may be determined by the Fund's officers) if the aggregate amount of his current and prior investments in Class I shares of the Fund and Class I shares of any other John Hancock Fund and/or in any of the series of the John Hancock Institutional Series Trust exceeds $1,000,000.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES


Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.


Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to full-service retirement plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:


You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:


   oProceeds of 50 shares redeemed at $12 per shares (50 x 12)          $600.00
   o*Minus Appreciation ($12 - $10) x 100 shares                        (200.00)
   o Minus proceeds of 10 shares not subject to
     CDSC (dividend reinvestment)                                       (120.00)
                                                                        -------
   oAmount subject to CDSC                                              $280.00


   *The appreciation is based on all 100 shares in the account not just the shares being redeemed.


Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemption of Class B (but not Class C) shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A or Class C shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.


* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock for which John Hancock is the recordkeeper.


*        Redemption  of Class A or  Class C  shares  by  retirement  plans  that
         invested   through  the  PruArray   Program   sponsored  by  Prudential
         Securities.

For Retirement Accounts (such as traditional, Roth and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.


Please see matrix for some examples.


----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Type of                 401 (a) Plan       403 (b)          457              IRA, IRA          Non-retirement
Distribution            (401 (k), MPP,                                       Rollover
                        PSP) 457 & 408
                        (SEPs & Simple
                        IRAs)
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Death or Disability     Waived             Waived           Waived           Waived            Waived
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Over 70 1/2             Waived             Waived           Waived           Waived for        12% of account
                                                                             mandatory         value annually
                                                                             distributions     in periodic
                                                                             or 12% of         payments
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Between 59 1/2          Waived             Waived           Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Under 59 1/2            Waived for         Waived for       Waived for       Waived for        12% of account
(Class B only)          annuity payments   annuity          annuity          annuity           value annually
                        (72t) or 12% of    payments (72t)   payments (72t)   payments (72t)    in periodic
                        account value      or 12% of        or 12% of        or 12% of         payments
                        annually in        account value    account value    account value
                        periodic           annually in      annually in      annually in
                        payments.          periodic         periodic         periodic
                                           payments.        payments.        payments.
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Loans                   Waived             Waived           N/A              N/A               N/A
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Termination of Plan     Not Waived         Not Waived       Not Waived       Not Waived        N/A
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Hardships               Waived             Waived           Waived           N/A               N/A
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Qualified Domestic      Waived             Waived           Waived           N/A               N/A
Relations Orders
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Termination of          Waived             Waived           Waived           N/A               N/A
Employment Before
Normal Retirement Age
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Return of Excess        Waived             Waived           Waived           Waived            N/A
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.


Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund and John Hancock Intermediate Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.


The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).


PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers. Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund, and John Hancock Funds, Inc. (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and eleven series. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. The Trustees have also authorized the issuance of four classes of shares of the Fund, designated as Class A, Class B, Class C and Class I.


The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of Class A, Class B, Class C and Class I shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

In accordance with the provisions of the Declaration of Trust, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A, Class B and Class C will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased.
No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distribution from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain" they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's total assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders, who consequently will not include any portion of such taxes in their incomes and will not be entitled to any associated tax credits or deductions with respect to such taxes. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If the Fund invests in stock or ADRs representing stock (including an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege)in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Also, any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. Presently, there are no realized capital loss carry forwards available to offset future net realized capital gains.


For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining a corporate shareholder's alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN, or other authorized withholding certificate is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE


The average annual total return on Class A shares of the Fund for the 1 year period ended February 29, 2000 and from commencement of operations on October 2, 1995 was % and %, respectively.

Class A average annual total returns do not reflect sales charges which will be imposed beginning July 1, 1999 and would be lower if they did.

Class B shares did not commence operations until July 1, 1999; therefore there is no average annual total return on Class B shares of the Fund for the 1 year period ended February 29, 2000 and since inception.

Class C shares did not commence operations until July 1, 1999; therefore there is no average total return on Class C shares of the Fund for the 1 year period ended February 29, 2000 and since inception.

Class I shares did not commence operations until July 1, 1999; therefore, there is no average total return on Class I shares of the Fund for the 1 year period ended February 29, 2000 and since inception.

Total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                n ______
                           T = \ / ERV/P - 1

Where:

P =         a hypothetical initial investment of $1,000.
T =         average annual total return.
n =         number of years.
ERV =       ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 year, and 10 year periods.


Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of Class A, Class B or Class C, this calculation assumes the maximum sales charge when incurred is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.


In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                                               6
                  Yield = 2 ( [ ( a - b ) + 1 ] - 1 )
                                 -------
                                   cd

Where:

         a =      dividends and interest earned during the period.
         b =      net expenses accrued during the period.
         c =      the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
         d =      the maximum offering price per share on the last day of the period (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.


Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.


The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer, and transactions with dealers serving as market makers reflect a "spread". Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser of the Fund and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will not make commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years ended on February 28, 1998, 1999 and February 29, 2000, the Fund paid negotiated brokerage commissions in the amount of $3,577, $4,453 and $ , respectively.


As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended February 29, 2000, the Fund did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.


The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker. During the fiscal years ended February 28, 1998, 1999 and February 29, 2000, the Fund did not execute any portfolio transactions with the Affiliated Broker.

Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.


For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, duration benchmarks and credit and sector exposure. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund will pay Signature Services an annual fee of $19.00 for each Class A shareholder account and $21.50 for each Class B shareholder account and $20.50 for each Class C shareholder account and 0.05% of the average daily net assets attributable to the Class I shares. For Class A, B and C shares, the Fund also pays certain out-of-pocket expenses and these expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.


CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are __________________________, 125 Summer Street, Boston, Massachusetts 02110. _______________________ audits and renders opinions of the Fund's annual financial statements and reviews the Fund's annual Federal income tax returns.

APPENDIX A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

Moody's describes its lower ratings for corporate bonds as follows:

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P describes its lower ratings for corporate bonds as follows:

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, or CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P- (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FINANCIAL STATEMENTS

                          JOHN HANCOCK CORE VALUE FUND

                  Class A, Class B, Class C and Class I Shares
                       Statement of Additional Information


                                  July 1, 2000

This Statement of Additional Information provides information about John Hancock Core Value Fund (the "Fund") in addition to the information that is contained in the combined Equity Fund's current Prospectus and in the Fund's current Prospectus for Class I shares, (the "Prospectuses"). The Fund is a diversified series of John Hancock Institutional Series Trust (the "Trust").


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS


                                                                            Page

Organization of the Fund..................................................     2
Investment Objective and Policies.........................................     2
Investment Restrictions...................................................     9
Those Responsible for Management..........................................    11
Investment Advisory and Other Services....................................    19
Distribution Contracts....................................................    22
Sales Compensation........................................................    24
Net Asset Value...........................................................    26
Initial Sales Charge on Class A Shares....................................    27
Deferred Sales Charge on Class B and Class C Shares.......................    30
Special Redemptions.......................................................    34
Additional Services and Programs..........................................    34
Purchases and Redemptions through Third Parties...........................    36
Description of the Fund's Shares..........................................    36
Tax Status................................................................    38
Calculation of Performance................................................    42
Brokerage Allocation......................................................    44
Transfer Agent Services...................................................    47
Custody of Portfolio......................................................    47
Independent Auditors......................................................    47
Appendix A- Description of Investment Risk................................   A-1
Appendix B-Description of Bond Ratings....................................   B-1
Financial Statements......................................................   F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to July 1, 1999, the Fund was called John Hancock Independence Value Fund.


John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000. The Subadviser of the Fund is Independence Investment Associates, Inc. ("IIA") referred to herein as the "Subadviser" and is an affiliate of the Life Company.


INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies as discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is nonfundamental and may be changed without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund seeks above-average total return. The Fund emphasizes relatively undervalued securities. The Fund's performance and risk profile benchmark portfolio is the Russell 1000 Value Index which is comprised of stocks and companies with a less-than-average growth orientation and represents the universe of stocks from which value managers typically select. It is capitalization weighted and includes only common stocks belonging to large-capitalization, domestic corporations.

The Fund has adopted certain investment restrictions that are detailed under "Investment Restrictions" in this Statement of Additional Information where they are classified as fundamental or nonfundamental. Those restrictions designated as fundamental may not be changed without shareholder approval. The Fund's investment objective, investment policies and nonfundamental restrictions, however, may be changed by a vote of the Trustees without shareholder approval. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

For a further description of the Fund's investment objectives, policies and restrictions see "Goal and Strategy" and "Main Risks" in the Fund's Prospectus and "Investment Restrictions" in this Statement of Additional Information.

Common stocks. The Fund may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. The Fund will diversify its investments in common stocks of companies in a number of industry groups without concentrating in any particular industry. Common stocks have the potential to outperform fixed-income securities over the long term. Common stocks provide the most potential for growth, yet are the more volatile of the two asset classes.

Debt securities. Debt securities in which the Fund may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Particular debt securities will be selected based upon credit risk analysis of potential issuers, the characteristics of the security and the interest rate sensitivity of the various debt issues available with respect to a particular issuer, and analysis of the anticipated volatility and liquidity of the particular debt instruments.

Preferred stocks. The Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Investment in Foreign Securities. The Fund may invest in the securities of foreign issuers in the form of sponsored and unsponsored American Depository Receipts ("ADRs") and U.S. dollar-denominated securities of foreign issuers traded on U.S. exchanges. ADRs (sponsored and unsponsored) are receipts, typically issued by U.S. banks, which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on a U.S. stock exchange or in the over-the-counter market. An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial inability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting its repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not enter into reverse repurchase agreements or borrow money, except from banks temporarily for extraordinary or emergency purposes (not for leveraging) in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under the procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Government Securities. The Fund may invest in government securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Mortgage-Backed Securities. The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed Securities" that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the GNMA, the FNMA and the FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Fund does not intend to invest in residual interests.

Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.

Structured or Hybrid Notes. Funds that may invest in mortgage-backed securities may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage-Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage-Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.


Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.


Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. The Fund can lend portfolio securities having a total value of 33 1/3% of its total assets.

Short-Term Trading. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the prospectus.

INVESTMENT RESTRICTIONS

Fundamental  Investment  Restrictions.   The  Fund  has  adopted  the  following
investment restrictions which may not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

The Fund may not:

1. Issue senior securities, except as permitted by paragraphs 3, 6 and 7 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

2. Purchase securities on margin or make short sales, or unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and (iv) obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities.

3. Borrow money, except for the following extraordinary or emergency purposes: (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; and (iv) The Fund may not borrow money for the purpose of leveraging the Fund's assets. For purposes of this investment restriction, the deferral of Trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

4. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purpose of the 1933 Act.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein,
         (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

7. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

8. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

9.       The Fund, with respect to 75% of total assets,  purchase  securities of
         an   issuer   (other   than  the   U.S.   Government,   its   agencies,
         instrumentalities or authorities), if:

              (a) such purchase  would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

              (b) such  purchase  would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

1. Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser or any Subadviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

2. Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

3. Invest more than 15% of the net assets of the Fund, taken at market value, in illiquid securities.

4. Purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

5. Invest for the purpose of exercising control over or management of any company.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of the Fund's assets will not be considered a violation of the restriction.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or directors of the Fund's Adviser and/or Subadviser, or officers and/or directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Stephen L. Brown*                        Trustee and Chairman                   Chairman and Chief Executive Officer,
John Hancock Place                                                              John Hancock Life Insurance Company;
P.O. Box 111                                                                    Chairman and Director, John Hancock
Boston, MA 02117                                                                Advisers, Inc. (The Adviser), John
July 1937                                                                       Hancock Funds, Inc. (John Hancock
                                                                                Funds), The Berkeley Financial
                                                                                Group, Inc. (The Berkeley Group);
                                                                                Director, John Hancock
                                                                                Subsidiaries, Inc.; John Hancock
                                                                                Insurance Agency, Inc.; (Insurance
                                                                                Agency), (until June 1999); Federal
                                                                                Reserve Bank of Boston (until March
                                                                                1999); John Hancock Signature
                                                                                Services, Inc. (Signature Services)
                                                                                (until January 1997); Trustee, John
                                                                                Hancock Asset Management (until
                                                                                March 1997).


Maureen R. Ford *                        Trustee, Vice Chairman and Chief       President, Broker/Dealer Distributor,
101 Huntington Avenue                    Executive Officer                      John Hancock  Life Insurance Company;
Boston, MA 02199                                                                Vice Chairman, Director and Chief
April 1955                                                                      Executive Officer, the Adviser, The
                                                                                Berkeley Group, John Hancock Funds;
                                                                                Chairman, Director and President,
                                                                                Insurance Agency, Inc.; Chairman,
                                                                                Director and Chief Executive Officer,
                                                                                Sovereign Asset Management
                                                                                Corporation (SAMCorp.); Senior Vice
                                                                                President, MassMutual Insurance Co.
                                                                                (until 1999); Senior Vice President,
                                                                                Connecticut Mutual Insurance Co.
                                                                                (until 1996).

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       12


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

James F. Carlin                          Trustee                                Chairman and CEO, Carlin Consolidated,
233 West Central Street                                                         Inc. (management/investments);
Natick, MA 01760                                                                Director, Arbella Mutual (insurance),
April 1940                                                                      Health Plan Services, Inc.,
                                                                                Massachusetts Health and Education
                                                                                Tax Exempt Trust, Flagship
                                                                                Healthcare, Inc., Carlin Insurance
                                                                                Agency, Inc., West Insurance
                                                                                Agency, Inc. (until May 1995), Uno
                                                                                Restaurant Corp.; Chairman,
                                                                                Massachusetts Board of Higher
                                                                                Education (until July 1999).


William H. Cunningham                    Trustee                                Chancellor, University of Texas System
601 Colorado Street                                                             and former President of the University
O'Henry Hall                                                                    of Texas, Austin, Texas; Lee Hage and
Austin, TX 78701                                                                Joseph D. Jamail Regents Chair of Free
January 1944                                                                    Enterprise; Director, LaQuinta Motor
                                                                                Inns, Inc. (hotel management
                                                                                company) (1985-1998);
                                                                                Jefferson-Pilot Corporation
                                                                                (diversified life insurance
                                                                                company) and LBJ Foundation Board
                                                                                (education foundation); Advisory
                                                                                Director, Chase Bank (formerly
                                                                                Texas Commerce Bank - Austin).


Ronald R. Dion                           Trustee                                President and Chief Executive Officer,
250 Boylston Street                                                             R.M. Bradley &  Co., Inc.; Director,
Boston, MA 02116                                                                The New England Council and
March 1946                                                                      Massachusetts Roundtable; Trustee,
                                                                                North Shore Medical Center; Director,
                                                                                BJ's Wholesale Club, Inc. and a
                                                                                corporator of the Eastern Bank;
                                                                                Trustee, Emmanuel College.


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.

                                       13


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------


Charles L. Ladner                        Trustee                                Senior Vice President and Chief
UGI Corporation                                                                 Financial Officer, UGI Corporation
P.O. Box 858                                                                    (Public Utility Holding Company)
Valley Forge, PA  19482                                                         (retired 1998); Vice President and
February 1938                                                                   Director for AmeriGas, Inc. (retired
                                                                                1998); Vice President of AmeriGas
                                                                                Partners, L.P. (until 1997);
                                                                                Director, EnergyNorth, Inc. (until
                                                                                1995).

Steven R. Pruchansky                     Trustee (1)                            Director and President, Mast
4327 Enterprise Avenue                                                          Holdings, Inc. (since 1991);
Naples, FL  34104                                                               Director, First Signature Bank &
August 1944                                                                     Trust Company (until August 1991);
                                                                                Director, Mast Realty Trust (until
                                                                                1994); President, Maxwell Building
                                                                                Corp. (until 1991).

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       14


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Richard S. Scipione *                    Trustee (1)                            General Counsel, John Hancock Life
John Hancock Place                                                              Insurance Company; Director, the
P.O. Box 111                                                                    Adviser, John Hancock Funds, Signator
Boston, MA  02117                                                               Investors, Inc., John Hancock
August 1937                                                                     Subsidiaries, Inc., SAMCorp., NM
                                                                                Capital, The Berkeley Group, JH
                                                                                Networking Insurance Agency, Inc.;
                                                                                Insurance Agency, Inc. (until June
                                                                                1999), Signature Services (until
                                                                                January 1997).

Norman H. Smith                          Trustee                                Lieutenant General, United States
243 Mt. Oriole Lane                                                             Marine Corps; Deputy Chief of Staff
Linden, VA  22642                                                               for Manpower and Reserve Affairs,
March 1933                                                                      Headquarters Marine Corps; Commanding
                                                                                General III Marine Expeditionary
                                                                                Force/3rd Marine Division (retired
                                                                                1991).

John P. Toolan                           Trustee                                Director, The Smith Barney Muni Bond
13 Chadwell Place                                                               Funds, The Smith Barney Tax-Free Money
Morristown, NJ  07960                                                           Funds, Inc., Vantage Money Market
September 1930                                                                  Funds (mutual funds), The
                                                                                Inefficient-Market Fund, Inc.
                                                                                (closed-end investment company) and
                                                                                Smith Barney Trust Company of
                                                                                Florida; Chairman, Smith Barney
                                                                                Trust Company (retired December,
                                                                                1991); Director, Smith Barney,
                                                                                Inc., Mutual Management Company and
                                                                                Smith Barney Advisers, Inc.
                                                                                (investment advisers) (retired
                                                                                1991); Senior Executive Vice
                                                                                President, Director and member of
                                                                                the Executive Committee, Smith
                                                                                Barney, Harris Upham & Co.,
                                                                                Incorporated (investment bankers)
                                                                                (until 1991).



-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       15


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Osbert M. Hood                           Executive Vice President and Chief     Executive Vice President and  Chief
101 Huntington Avenue                    Financial Officer                      Financial Officer, each of the John
Boston, MA  02199                                                               Hancock Funds; Executive Vice
August 1952                                                                     President, Treasurer and Chief
                                                                                Financial Officer of the Adviser,
                                                                                the Berkeley Group, John Hancock
                                                                                Funds, and SAMCorp.; Senior Vice
                                                                                President, Chief Financial Officer
                                                                                and Treasurer, Signature Services,
                                                                                NM Capital; Director IndoCam Japan
                                                                                Limited; Vice President and Chief
                                                                                Financial Officer, John Hancock
                                                                                Life Insurance Company, Retail
                                                                                Sector (until 1997).


Thomas H. Connors                        Vice President and Compliance Officer  Vice President and Compliance
101 Huntington Avenue                                                           Officer, the Adviser; Vice
Boston, MA  02199                                                               President, John Hancock Funds, Inc.
September 1959

Susan S. Newton                          Vice President, Secretary and Chief    Vice President,  Chief Legal Officer
101 Huntington Avenue                    Legal Officer                          and Secretary,  the Adviser; John
Boston, MA  02199                                                               Hancock Funds, Signature Services,
March 1950                                                                      The Berkeley Group, NM Capital and
                                                                                SAMCorp.

James J. Stokowski                       Vice President, Treasurer and Chief    Vice President, the Adviser.
101 Huntington Avenue                    Accounting Officer
Boston, MA  02199
November 1946


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.

The following table provides information regarding the compensation paid by the Fund and other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Messrs. Brown and Scipione and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

                                                        Total
                                                        Compensation
                                                        from all Funds in
                                 Aggregate              John Hancock
                                 Compensation           Fund Complex to
Trustees                         from the Fund(1)       Trustees (2)
--------                         ----------------       ------------

James F. Carlin                       $0                   $ 72,600
William H. Cunningham*                 0                     72,250
Ronald R. Dion*                        0                     72,350
Harold R. Hiser, Jr.* (3)              0                     68,450
Charles L. Ladner                      0                     75,450
Leo E. Linbeck, Jr.(3)                 0                     68,100
Steven R. Pruchansky*                  0                     75,350
Norman H. Smith*                       0                     78,500
John P. Toolan*                        0                     75,600
                                    ----                   --------
Total                                 $0                   $658,650

      (1) Compensation is for fiscal period ended February 29, 2000.

      (2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 1999 As of that date, there were sixty-five funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty-four funds.

      (3) Effective December 31, 1999, Messrs. Hiser and Linbeck resigned as Trustees of the Complex.

      (*) As of December 31, 1999 the value of the aggregate accrued deferred compensation from all Funds in the John Hancock fund complex for Mr. Cunningham was $440,889, for Mr. Dion was $38,687, for Mr. Hiser was $166,369, for Ms. McCarter was $208,971 (resigned as of October 1, 1998), for Mr. Pruchansky was $125,715, for Mr. Smith was $149,232 and for Mr. Toolan was $607,294 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").


All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.


As of April 3, 2000, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders of record beneficially owned 5% or more of the outstanding shares of the Fund.


------------------------------------------------ -------------------- --------------------------------------------------
Name and Address of Shareholder                  Class of shares      Percentage of Total Outstanding Shares
------------------------------------------------ -------------------- --------------------------------------------------
J.P. Chemical Co., Inc.                          A                    11.2%
101 Emerson Road
Milford, NH

------------------------------------------------ -------------------- --------------------------------------------------
Mendes & Mount LLP                               A                    14.8%
Retirement Plan I
750 Seventh Avenue
New York NY 10019

------------------------------------------------ -------------------- --------------------------------------------------
Glaval Corporation Savings Plan                  A                    9.7%
55470 County Road
Elkhart IN 46514

------------------------------------------------ -------------------- --------------------------------------------------
MLPF&S for the Sole Benefit of its Customers     B                    13.16%
Attn: Fund Administration
4800 Deerlake Drive East
Jacksonville, FL

------------------------------------------------ -------------------- --------------------------------------------------
NFSC FBO                                         C                    17.90%
Harris Wichard
Beverly Wichard
20 Feeks Lane
P.O. Box 412
Mill Neck, New York

------------------------------------------------ -------------------- --------------------------------------------------
MLPF&S for the Sole Benefit of its Customers     C                    14.65%
Attn: Fund Administration
4800 Deerlake Drive East
Jacksonville, FL

------------------------------------------------ -------------------- --------------------------------------------------
Stephen F. Gallagher                             C                    7.25%
Brenda Pearce Gallagher
12158 W. Wilmington Road
Peotone IL

------------------------------------------------ -------------------- --------------------------------------------------
Painewebber for the Benefit of Ghulam M. Dada    C                    6.87%
& Zarmin DADA
10 Janet Ave
Darien IL
------------------------------------------------ -------------------- --------------------------------------------------

                                       18


------------------------------------------------ -------------------- --------------------------------------------------
Name and Address of Shareholder                  Class of shares      Percentage of Total Outstanding Shares
------------------------------------------------ -------------------- --------------------------------------------------
Sandra Aguayo                                    C                    6.80%
12421 Allin St
Los Angeles CA

------------------------------------------------ -------------------- --------------------------------------------------
Raymond James & Assoc Inc.                       C                    5.05%
FBO Irene L Mondou IRA
17 Lori st
Poughkeepsie, NY
------------------------------------------------ -------------------- --------------------------------------------------
Independence Investment Associates               I                    36.91%
53 State Street
Boston MA 02109-2809

------------------------------------------------ -------------------- --------------------------------------------------
CG Enterprises EE Sal Savings                    I                    42.4%
Retirement Plan
12001 Guilford Road
Annapolis Junction MD 20701

------------------------------------------------ -------------------- --------------------------------------------------
Liguori Publiciations Inc.                       I                    16.70%
1 Liguori Drive
Liguori, MO
------------------------------------------------ -------------------- --------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock group of funds, as well as institutional accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.


The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

The Adviser has entered into a Sub-Advisory Agreement with IIA. Under the Sub-Advisory Agreement, the Subadviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of the Fund's investment portfolio and furnishing the Fund with advice and recommendations with request to investments, investment policies and the purchase and sale of securities. IIA, located at 53 State Street, Boston, Massachusetts 02109, and organized in 1982, is a wholly owned indirect subsidiary of John Hancock Subsidiaries, Inc.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

Net Asset Value                                              Annual Rate
---------------                                              -----------

First $500,000,000                                           0.80%
Amount over $500,000,000                                     0.75%


The advisory fees paid by the Fund are greater than those paid by most funds, but they are comparable to those paid by many investment companies with similar investment objectives and policies. The Adviser (not the Fund) pays a portion of its fee to the Subadviser at the rate of 55% of the advisory fee payable on the Fund's average daily net assets.


For the periods ended February 28, 1998, 1999 and February 29, 2000, the Adviser waived the entire investment management fee for the Fund. The Subadviser waived all subadvisory fees for these periods.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser has agreed to limit Fund expenses (excluding 12b-1 and transfer agent fees) to 0.90% of the Fund's average daily net assets at least until July 1, 2001. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Subadviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Subadviser for the Fund or for other funds or clients for which the Adviser or Subadviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, Subadviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its Advisory Agreement and Sub-Advisory Agreement, the Adviser and Subadviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the respective Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of its duties or from reckless disregard of the obligations and duties under the applicable Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for as long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

Under the Sub-Advisory Agreement of the Fund, the Fund may use the name "Independence" or any name derived from or similar to it only for as long as the Sub-Advisory Agreement is in effect. When the Sub-Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use any name indicating that it is advised by or otherwise connected with IIA. In addition, IIA or the Life Company may grant the non-exclusive right to use the name "Independence" or any similar name to any other corporation or entity, including but not limited to any investment company of which IIA or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement (discussed below) was approved by all Trustees. The Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both Agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended February 28, 1998, 1999 and February 29, 2000, the Fund paid the Adviser $1,067, $1,055, and $ , respectively, for services under this agreement.

Personnel of the Adviser, Sub-Adviser, and their affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser. Sub-Adviser and their affiliates and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions for sales of the Fund's Class A shares for the fiscal year ended February 29, 2000 was $ and $ was retained by John Hancock Funds in 2000, respectively. The remainder of the underwriting commissions were reallowed to dealers.

The Fund's Trustees adopted Distribution Plans with respect to Class A, Class B and Class C shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fees will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and /or Class C Plans at any time with no additional liability for these expenses to the shareholders and the Fund. For the fiscal year ended February 29, 2000, an aggregate of $ of distribution expenses or % of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended February 29, 2000, an aggregate of $ of distribution expenses or % of the average net assets of the Class C shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

The Class A Plan was approved by a majority of the voting securities of the Fund. The Plans amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Class I shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class I shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B or Class C Plans.

Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.


During the fiscal year ended February 29, 2000, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the
Fund:


                                                            Expense Items
                                                            -------------

                                       Printing and
                                       Mailing of                                Expenses          Interest,
                                       Prospectuses                              of John           Carrying or
                                       to new             Compensation to        Hancock           Other Finance
                      Advertising      Shareholders       Selling Brokers        Funds             Charges
                      -----------      ------------       ---------------        -----             -------

Class A
Class B
Class C

SALES COMPENSATION

As part of their business strategies, each of the John Hancock funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your financial representative.

The two primary sources of compensation  payments for Class A, Class B and Class
C shares are (1) the 12b-1 fees that are paid out of the funds' assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees paid by investors are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are reallowed to financial services firms are shown on the next page. For Class
I shares, John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

Whenever you purchase Class A, Class B or Class C shares, the financial services firm receives a reallowance, as described below. The firm also receives the first year's service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.

In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms which sell or arrange for the sale of shares of the Fund. Such compensation provided by John
Hancock Funds may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more
Funds, and/or other financial services firms-sponsored events or activities.
From time to time, John Hancock Funds may make expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings or to help pay the expenses of sales contests.
Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees, may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                                       24


                                Sales charge            Maximum                  First year service    Maximum total
                                paid by investors       reallowance              fee (% of net         compensation (1)
Class A investments             (% of offering price)   (% of offering price)    investment) (3)       (% of offering price)
-------------------             ---------------------   ---------------------    ---------------       ---------------------

Up to $49,999                   5.00%                   4.01%                    0.25%                 4.25%
$50,000 - $99,999               4.50%                   3.51%                    0.25%                 3.75%
$100,000 - $249,999             3.50%                   2.61%                    0.25%                 2.85%
$250,000 - $499,999             2.50%                   1.86%                    0.25%                 2.10%
$500,000 - $999,999             2.00%                   1.36%                    0.25%                 1.60%

Regular investments
of Class A share of
$1 million or more (4)
----------------------

First $1M - $4,999,999          --                      0.75%                    0.25%                 1.00%
Next $1 - $5M above that        --                      0.25%                    0.25%                 0.50% (2)
Next $1 or more above that      --                      0.00%                    0.25%                 0.25% (2)

Retirement investments
of Class A shares of
$1 million or more *
--------------------

First $1M - $24,999,999         --                      0.75%                    0.25%                 1.00%
Next $25M -$49,999,999          --                      0.25%                    0.25%                 0.50%
Next $1 or more above that      --                      0.00%                    0.25%                 0.25%


                                                        Maximum                  First year service    Maximum total
                                                        reallowance              fee (% of net         compensation (1)
Class B investments                                     (% of offering price)    investment) (3)       (% of offering price)
-------------------                                     ---------------------    ---------------       ---------------------

All amounts                     --                      3.75%                    0.25%                 4.00%


                                                        Maximum                  First year service    Maximum total
                                                        reallowance              fee (% of net         compensation (1)
Class C investments                                     (% of offering price)    investment) (3)       (% of offering price)
-------------------                                     --------------------     ---------------       ---------------------

Amounts purchase at NAV         --                      0.75%                    0.25%                 1.00%
All other amounts               1.00%                   1.75%                    0.25%                 2.00%

                                                        Maximum                  First year service    Maximum total
                                                        reallowance              fee (% of net         compensation (1)
Class I investments                                     (% of offering price)    investment) (3)       (% of offering price)
-------------------                                     --------------------     ---------------       ---------------------

All amounts                     --                      0.00%                    0.00%                 0.00% (5)

(1) Reallowance percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.

(2) For Group Investment Programs sales, the maximum total compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year subsequent service fees are paid quarterly in arrears.

(4) Includes new investments  aggregated with investments  since the last annual
reset.  John  Hancock  Funds  may  take  recent   redemptions  into  account  in
determining if an investment qualifies as a new investment.

(5) John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells Class I shares of the Fund. This payment may be up to 0.15% of the amount invested.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.

*Retirement investments only. These include traditional, Roth and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, profit-sharing plan and other retirement plans as described in the Internal Revenue Code.


NET ASSET VALUE

For purposes of calculating the net asset value (NAV) of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market- maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

The NAV of each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.


INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES


Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.


The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Fund's Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.


Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandparents, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o        Existing shareholders/retirement plans as of June 30, 1999.

o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

            Amount Invested                                 CDSC Rate
            ---------------                                 ---------

            $1 to $4,999,999                                 1.00%
            Next $5 million to $9,999,999                    0.50%
           Amounts of $10 million and over                   0.25%


Class C shares may be offered without a front-end sales charge to:

o Retirement plans for which John Hancock Signature Services performs employer sponsored plan recordkeeping services. (These types of plans include 401(k), money purchase pension, profit sharing and SIMPLE
         401k).

o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.


Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including
TSAs),  SIMPLE IRA, SIMPLE 401(k),  Money Purchase  Pension,  Profit Sharing and
Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

Because Class I shares are sold at net asset value without the imposition of any sales charge, none of the privileges described under these captions are available to Class I investors, with the following exception:

Combination Privilege. As explained in the Fund's Prospectus for Class I Shares, a Class I investor may qualify for the minimum $1,000,000 investment (or such other amount as may be determined by the Fund's officers) if the aggregate amount of his current and prior investments in Class I shares of the Fund and Class I shares of any other John Hancock Fund, and/or in any of the series of the John Hancock Institutional Series Trust exceeds $1,000,000.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES


Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.


Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to full-service retirement plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:


You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:


   oProceeds of 50 shares redeemed at $12 per shares (50 x 12)          $600.00
   o*Minus Appreciation ($12 - $10) x 100 shares                        (200.00)
   o Minus proceeds of 10 shares not subject to
     CDSC (dividend reinvestment)                                       (120.00)
                                                                        -------
   oAmount subject to CDSC                                              $280.00


   *The appreciation is based on all 100 shares in the account not just the shares being redeemed.


Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:
For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemption of Class B (but not Class C) shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A or Class C shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.


* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock for which John Hancock is the recordkeeper.


*        Redemption  of Class A or  Class C  shares  by  retirement  plans  that
         invested   through  the  PruArray   Program   sponsored  by  Prudential
         Securities.

For Retirement Accounts (such as traditional, Roth and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.



----------------------- ------------------ ---------------- ---------------- ----------------- ------------------
Type of                 401 (a) Plan       403 (b)          457              IRA, IRA          Non-retirement
Distribution            (401 (k), MPP,                                       Rollover
                        PSP) 457 & 408
                        (SEPs & Simple
                        IRAs)
----------------------- ------------------ ---------------- ---------------- ----------------- ------------------
Death or Disability     Waived             Waived           Waived           Waived            Waived
----------------------- ------------------ ---------------- ---------------- ----------------- ------------------
Over 70 1/2             Waived             Waived           Waived           Waived for        12% of account
                                                                             mandatory         value annually
                                                                             distributions     in periodic
                                                                             or 12% of         payments
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
----------------------- ------------------ ---------------- ---------------- ----------------- ------------------
Between 59 1/2          Waived             Waived           Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
----------------------- ------------------ ---------------- ---------------- ----------------- ------------------
Under 59 1/2            Waived for         Waived for       Waived for       Waived for        12% of account
(Class B only)          annuity payments   annuity          annuity          annuity           value annually
                        (72t) or 12% of    payments (72t)   payments (72t)   payments (72t)    in periodic
                        account value      or 12% of        or 12% of        or 12% of         payments
                        annually in        account value    account value    account value
                        periodic           annually in      annually in      annually in
                        payments.          periodic         periodic         periodic
                                           payments.        payments.        payments.
----------------------- ------------------ ---------------- ---------------- ----------------- ------------------
Loans                   Waived             Waived           N/A              N/A               N/A
----------------------- ------------------ ---------------- ---------------- ----------------- ------------------
Termination of Plan     Not Waived         Not Waived       Not Waived       Not Waived        N/A
----------------------- ------------------ ---------------- ---------------- ----------------- ------------------
Hardships               Waived             Waived           Waived           N/A               N/A
----------------------- ------------------ ---------------- ---------------- ----------------- ------------------
Qualified Domestic      Waived             Waived           Waived           N/A               N/A
Relations Orders
----------------------- ------------------ ---------------- ---------------- ----------------- ------------------
Termination of          Waived             Waived           Waived           N/A               N/A
Employment Before
Normal Retirement Age
----------------------- ------------------ ---------------- ---------------- ----------------- ------------------
Return of Excess        Waived             Waived           Waived           Waived            N/A
----------------------- ------------------ ---------------- ---------------- ----------------- ------------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.


Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund and John Hancock Intermediate Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.


The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).


PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers. Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund, and John Hancock Funds, Inc. (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and eleven series. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. The Trustees have also authorized the issuance of four classes of shares of the Fund, designated as Class A, Class B, Class C and Class I.


The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of Class A, Class B, Class C and Class I shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

In accordance with the provisions of the Declaration of Trust, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A, Class B and Class C will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased.
No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distribution from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain" they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's total assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders, who consequently will not include any portion of such taxes in their incomes and will not be entitled to any associated tax credits or deductions with respect to such taxes. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If the Fund invests in stock or ADRs representing stock (including an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Also, any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. Presently, there are no realized capital loss carry forwards available to offset future net realized capital gains.


For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN, or other authorized withholding certificate is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.


CALCULATION OF PERFORMANCE

The average annual total return on Class I shares of the Fund for the 1 year period ended and since commencement of operations on October 2, 1995 through February 29, 2000 was %, and
     %, respectively.

Class A shares did not commence operations until July 1, 1999; therefore, there is no average total return on Class Ashares of the Fund for the 1 year period ended February 29, 2000 and since inception.

Class B shares did not commence operations until July 1, 1999; therefore there is no average annual total return on Class B shares of the Fund for the 1 year period ended February 29, 2000 and since inception.

Class C shares did not commence operations until July 1, 1999; therefore there is no average total return on Class C shares of the Fund for the 1 year period ended February 29, 2000 and since inception.

Total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                n ______
                           T = \ / ERV/P - 1

Where:

P =       a hypothetical initial investment of $1,000.
T =       average annual total return.
n =       number of years.
ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 year, and 10 year periods.


Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of Class A, Class B or Class C, this calculation assumes the maximum sales charge when incurred is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.


In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                                               6
                  Yield = 2 ( [ ( a - b ) + 1 ] - 1 )
                                 -------
                                   cd

Where:

         a =    dividends and interest earned during the period.
         b =    net expenses accrued during the period.
         c =    the average daily number of fund shares  outstanding  during the period that would be entitled to receive dividends.
         d =    the maximum offering price per share on the last day of the period (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.


Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.


The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer, and transactions with dealers serving as market makers reflect a "spread". Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser of the Fund and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will not make commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years ended on February 28, 1998, 1999 and February 29, 2000, the Fund paid negotiated brokerage commissions in the amount of $9,897, $5,371 and $ , respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended February 28, 1999, the Fund did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker. During the fiscal years ended February 28, 1998, 1999 and February 29, 1999, the Fund did not execute any portfolio transactions with the Affiliated Broker.

Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.


For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, duration benchmarks and credit and sector exposure. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund will pay Signature Services an annual fee of $19.00 for each Class A shareholder account and $21.50 for each Class B shareholder account and $20.50 for each Class C shareholder account and 0.05% of the average daily net assets attributable to the Class I shares. For Class A, B and C shares, the Fund also pays certain out-of-pocket expenses and these expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.


CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are __________________________, 125 Summer Street, Boston, Massachusetts 02110. _______________________ audits and renders opinions of the Fund's annual financial statements and reviews the Fund's annual Federal income tax returns.

APPENDIX A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

Moody's describes its lower ratings for corporate bonds as follows:

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P describes its lower ratings for corporate bonds as follows:

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, or CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P- (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FINANCIAL STATEMENTS

                     JOHN HANCOCK INSTITUTIONAL SERIES TRUST

                                     PART C.


OTHER INFORMATION

Item. 23.   Exhibits:

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 24.   Persons Controlled by or under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with Registrant.

Item. 25.  Indemnification.

Indemnification provisions relating to the Registrant's Trustees, officers, employees and agents is set forth in Article VII of the Registrant's By Laws included as Exhibit 2 herein.

Under Section 12 of the Distribution Agreement, John Hancock Funds, Inc. ("John Hancock Funds") has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

Section 9(a) of the By-Laws of John Hancock Life Insurance Company ("the Insurance Company") provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

Article IX of the respective By-Laws of John Hancock Funds and John Hancock Advisers, Inc. ("the Adviser") provide as follows:

"Section 9.01. Indemnity. Any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the Corporation a director, officer, employee or agent of the Corporation or is or was at any time since the inception of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and the liability was not incurred by reason of gross negligence or reckless disregard of the duties involved in the conduct of his office, and expenses in connection therewith may be advanced by the Corporation, all to the full extent authorized by the law."

"Section 9.02. Not Exclusive; Survival of Rights: The indemnification provided by Section 9.01 shall not be deemed exclusive of any other right to which those indemnified may be entitled, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person."

Insofar as indemnification for liabilities under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Declaration of Trust and By-Laws of John Hancock Funds, the Adviser, or the Insurance Company or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Advisers.

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Adviser, reference is made to Form ADV (801-8124) filed under the Investment Advisers Act of 1940, which is incorporated herein by reference.

Item 27.  Principal Underwriters.

(a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Cash Reserve, Inc., John Hancock Bond Trust, John Hancock Current Interest, John Hancock Series Trust, John Hancock Tax-Free Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock World Fund, John Hancock Special Equities Fund, John Hancock Investment

Trust, John Hancock Institutional Series Trust, John Hancock Investment Trust II and John Hancock Investment Trust III.

(b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.



       Name and Principal                                               Positions and Offices
       ------------------                                               ---------------------
        Business Address           Positions and Offices                   with Registrant
        ----------------           ---------------------                   ---------------
                                      with Underwriter
                                      ----------------

Stephen L. Brown                   Director and Chairman                  Trustee and Chairman
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Maureen R. Ford                    Director, Vice Chairman                Trustee, Vice Chairman and
101 Huntington Avenue               and Chief Executive                   Chief Executive Officer
Boston, Massachusetts                    Officer

Robert H. Watts                    Director, Executive Vice                  None
John Hancock Place                   President and Chief
P.O. Box 111                         Compliance Officer
Boston, Massachusetts

Osbert M. Hood                     Executive Vice President and        Executive Vice President and
101 Huntington Avenue               Chief Financial Officer            Chief Financial Officer
Boston, Massachusetts                   and Treasurer

David A. King                              Director                          None
380 Stuart Street
Boston, Massachusetts




       Name and Principal                                               Positions and Offices
       ------------------                                               ---------------------
        Business Address           Positions and Offices                 with Registrant
        ----------------           ---------------------                ---------------
                                     With Underwriter
                                     ----------------

Susan S. Newton                        Vice President                   Vice President and
101 Huntington Avenue                  and Secretary                       Secretary
Boston, Massachusetts

Thomas E. Moloney                      Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore                    Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Richard S. Scipione                    Director                              Trustee
John Hancock Place
P.O. Box 111
Boston, Massachusetts



       Name and Principal                                               Positions and Offices
       ------------------                                               ---------------------
        Business Address           Positions and Offices                  with Registrant
        ----------------           ---------------------                  ---------------
                                     With Underwriter
                                     ----------------

John M. DeCiccio                       Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Foster L. Aborn                        Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

David F. D'Alessandro                  Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

James V. Bowhers                      President                              None
101 Huntington Avenue
Boston, Massachusetts

Keith F. Hartstein                  Senior Vice President                    None
101 Huntington Avenue
Boston, Massachusetts

J. William Bennintende                Vice President                         None
101 Huntington Avenue
Boston, Massachusetts

Kathleen M. Graveline               Senior Vice President                    None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Renee M. Humphrey                       Vice President                       None
101 Huntington Avenue
Boston, Massachusetts

Peter F. Mawn                       Senior Vice President                    None
John Hancock Place
P.O. Box 111
Boston, Massachusetts




                                      C-6

Karen F. Walsh                        Vice President                         None
101 Huntington Avenue
Boston, Massachusetts

Gary Cronin                           Vice President                         None
101 Huntington Avenue
Boston, Massachusetts

Kristine Pancare                      Vice President                         None
101 Huntington Avenue
Boston, Massachusetts

Thomas H. Connors                     Vice President                    Vice President and
101 Huntington Avenue                 and Compliance                    Compliance Officer
Boston, Massachusetts                 Officer

         (c)      None.

Item 28. Location of Accounts and Records.

         The Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-a(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at 101 Huntington Avenue, Boston Massachusetts 02199-7603. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's Transfer Agent and Custodian.

Item 29.  Management Services.

          Not applicable.

Item 30.  Undertakings.

          Not applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 26th day of April, 2000.

                                        JOHN HANCOCK INSTITUTIONAL SERIES TRUST


                                        By:            *
                                           -------------------------------------
                                           Stephen L. Brown
                                           Chairman and Trustee

         Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


        Signature                        Title                               Date
        ---------                        -----                               ----

         *                          Chairman
-----------------------
Stephen L. Brown


         *
-----------------------             Trustee, Vice Chairman                       April 26, 2000
Maureen R. Ford                     and Chief Executive Officer

         *
-----------------------             Executive Vice President
Osbert M. Hood                      and Chief Financial Officer


/s/James J. Stokowski
------------------------
James J. Stokowski                  Vice President, Treasurer
                                    (Chief Accounting Officer)


          *                         Trustee
------------------------
James F. Carlin


          *                         Trustee
------------------------
William H. Cunningham


          *                         Trustee
------------------------
Ronald R. Dion


          *                         Trustee
------------------------
Charles L. Ladner


        Signature                        Title                               Date
        ---------                        -----                               ----


              *                     Trustee
------------------------
Steven R. Pruchansky


              *                     Trustee
------------------------
Richard S. Scipione

              *                     Trustee
------------------------
Norman H. Smith


              *                     Trustee
------------------------
John P. Toolan




*By:     /s/Susan S. Newton
         ------------------                                       April 26, 2000
         Susan S. Newton
         Attorney-in-Fact
         Powers of Attorney
         filed herewith



                                      C-9




John Hancock Bank and Thrift Opportunity Fund                  John Hancock Patriot Global Dividend Fund
John Hancock Bond Trust                                        John Hancock Patriot Preferred Dividend Fund
John Hancock California Tax-Free Income Fund                   John Hancock Patriot Premium Dividend Fund I
John Hancock Cash Reserve, Inc.                                John Hancock Patriot Premium Dividend Fund II
John Hancock Current Interest                                  John Hancock Patriot Select Dividend Trust
John Hancock Institutional Series Trust                        John Hancock Series Trust
John Hancock Investment Trust                                  John Hancock Tax-Free Bond Trust


                                POWER OF ATTORNEY

         The undersigned Trustee/Director/Officer of each of the above listed
Trusts, each a Massachusetts business trust, and Corporations, each a Maryland
Corporation, does hereby severally constitute and appoint Susan S. Newton and James J. stokowski, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 7th day of December, 1999.


/s/ Stephen L. Brown                                                 /s/ Osbert M. Hood
--------------------                                                 ------------------
Stephen L. Brown, as Trustee and Chairman                            Osbert M. Hood, as Chief Financial Officer

/s/Maureen R. Ford                                                   /s/Charles L. Ladner
------------------                                                   --------------------
Maureen R. Ford, as Trustee,                                         Charles L. Ladner
Vice Chairman, Chief Executive Officer

/s/James F. Carlin                                                   /s/Steven R. Pruchansky
------------------                                                   -----------------------
James F. Carlin                                                      Steven R. Pruchansky

/s/William H. Cunningham                                             /s/Richard S. Scipione
------------------------                                             ----------------------
William H. Cunningham                                                Richard S. Scipione

/s/Ronald R. Dion                                                    /s/Norman H. Smith
-----------------                                                    ------------------
Ronald R. Dion                                                       Norman H. Smith

/s/Harold R. Hiser, Jr.                                              /s/ John P. Toolan
-----------------------                                              ------------------
Harold R. Hiser, Jr.                                                 John P. Toolan

/s/ Anne C. Hodsdon
-------------------
Anne C. Hodsdon, as Trustee and President




         The Declaration of Trust, a copy of which, together with all amendments thereto, is on file in the office of the Secretary of State of The Commonwealth of Massachusetts, provides that no Trustee, officer, employee or agent of the Trust or any Series thereof shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his/her duties with respect to such Person; and all such Persons shall look solely to the Trust Property, or to the Trust Property of one or more specific Series of the Trust if the claim arises from the conduct of such Trustee, officer, employee or agent with respect to only such Series, for satisfaction of claims of any nature arising in connection with the affairs of the Trust.


COMMONWEALTH OF MASSACHUSETTS )
                              )ss
COUNTY OF SUFFOLK             )

         Then personally appeared the above-named Stephen L. Brown, Maureen L.
Ford, James F. Carlin, William H. Cunningham, Ronald R. Dion, Harold R. Hiser,
Jr., Anne C. Hodsdon, Osbert M. Hood, Charles L. Ladner, Leo E. Linbeck, Jr.,
Steven R. Pruchansky, Richard S. Scipione, Norman H. Smith, and John P. Toolan, who acknowledged the foregoing instrument to be his or her free act and deed, before me, this 7th day of December, 1999.

                                           /s/Ann Marie White
                                           ------------------
                                           Notary Public

                                           My Commission Expires:  10/20/00

                       JOHN HANCOCK INSTITUTIONAL SERIES
                       ---------------------------------
                                INDEX TO EXHIBITS
                                -----------------

99.(a)          Articles of Incorporation.  Declaration of Trust dated
                October 31, 1994.*

99.(a).1        Instrument Changing Names of Series of Shares of
                Trust, Increasing the Number of Trustees and Appointing Individuals to Fill the Vacancies, and Establishing
                New Series effective September 12, 1995.**

99.(a).2 Instrument Increasing the Number of Trustees and Appointing Individual to Fill the Vacancy effective March 26, 1996.****

99.(a).3 Instrument Changing Names of Series of Shares of the Trust dated December 3, 1997.******

99.(a).4        Abolition of John Hancock Global Bond Fund dated
                February 26, 1999.*******

99.(a).5 Instrument changing Name of a Series of Shares of the Trust from John Hancock Multi-Sector Growth Fund to John Hancock Medium Capitalization Growth Fund dated April 27, 1999.#

99.(a).6        Amendment of Section 5.11 to establish the following Series:
                John Hancock Independence Diversified Core Equity Fund II, John Hancock Independence Medium Capitalization Fund, John Hancock Independence Balanced Fund, John Hancock Active Bond Fund, John Hancock Dividend Performers Fund, John Hancock International Equity Fund, John Hancock Medium Capitalization Growth Fund, John Hancock Small Capitalization Growth Fund, and John Hancock Small Capitalization Value Fund, each consisting of a single class of shares: John Hancock Core Growth Fund and John Hancock Core Value Fund, each consisting of Class A, Class B, Class C and Class I Shares (The "Existing Series") dated
                April 27, 1999.#

99.(a).7 Designation of existing Class of Shares as Class A, Establishing and Designation of new Class B, Class C and Class I dated
                April 27, 1999 for Core Growth and Core Value.#

99.(a).8 Instrument designation of existing Class of Shares, establishment and Designation of New Class B, Class C and Class I Shares, Change of Names of two Series of Shares of Beneficial Interest of John Hancock Independence Growth Fund and John Hancock Independence Value Fund each a Series of John Hancock Institutional Trust dated June 8, 1999.##

99.(a).9        Designation of existing Class of Shares as Class I Shares;
                Establishment and Designation of New Class P Shares dated July 19, 1999.+

99.(a).10       Majority Written Consent of the Board of Trustee of John Hancock
                Institutional Series Trust on behalf of Independence Growth and
                Income Fund dated September 27, 1999.+

99.(a).11       Instrument Fixing the number of trustee and appointing
                individual to fill vacancy dated December 7, 1999.+

99.(b)          By laws.  Amended and Restated By-Laws dated
                November 19, 1996.*****

99.(c) Instruments Defining Rights of Securities Holders. See exhibits 99.(a) and 99.(b).

99.(d) Investment Advisory Contracts. Investment Management Contracts between John Hancock Advisers, Inc. and the Registrant on behalf of John Hancock Berkeley Bond Fund, John Hancock Berkeley Sector Opportunity Fund, John Hancock Independence Diversified Core Equity Fund II, John Hancock Berkeley Dividend Performers Fund, John Hancock Berkeley Global Bond Fund, John Hancock Berkeley Fundamental Value Fund, John Hancock Berkeley Overseas Growth Fund.*

99.(d).1 Sub-Investment Management Contracts among the Registrant on behalf of John Hancock Independence Diversified Core Equity Fund II and John Hancock Independence Balanced Fund, John Hancock Advisers, Inc., and Independence Investment Associates, Inc.*

99.(d).2 Sub-Investment Management Contract among the Registrant on behalf of John Hancock Berkeley Dividend Performers Fund, John Hancock Advisers, Inc., and Sovereign Asset Management Corporation.*

99.(d).3 Sub-Investment Management Contract among the Registrant on behalf of John Hancock Berkeley Fundamental Value Fund, John Hancock Advisers, Inc., and NM Capital
                Management, Inc.*

99.(d).4 Investment Management Contracts between John Hancock Advisers, Inc. and the Registrant on behalf of John Hancock Independence Value Fund, John Hancock Independence Growth Fund, John Hancock Independence Balanced Fund, John Hancock Small Capitalization Equity Fund, and John Hancock Independence Medium Capitalization Fund.***

99.(d).5 Sub-Investment Management Contract among the Registrant on behalf of John Hancock Independence Value Fund, John Hancock Independence Medium Capitalization Fund, and John Hancock Independence Growth Fund, John Hancock Advisers, Inc., and Independence Investment Associates, Inc.***

99.(d).6 Sub-Investment Management Contract between John Hancock Advisers and the Registrant on behalf of John Hancock International Equity Fund and Indocam dated January 1, 2000.+

99.(d).7        Reduction in management fees.+

99.(d).8 John Hancock International Limited waived a part of its fees as of January 1, 2000.+

99.(d).9 Terminating Sub-advisers Contract between John Hancock Institutional Series on behalf of John Hancock International Equity Fund, John Hancock Advisers and John Hancock International Limited dated March 1, 2000.+

99.(e) Underwriting Contracts. Distribution Agreement between the Registrant and John Hancock Funds, Inc. dated January 30, 1995.*

99.(e).1 Amendment to Distribution Agreement between the Registrant and John Hancock Funds, Inc. dated December 11, 1995.***

99.(f)          Bonus or Profit Sharing Contracts.  Not Applicable.

99.(g) Custodian Agreements. Amended and Restated Master Custodian Agreement between John Hancock Mutual Funds for John Hancock International Equity Fund and State Street Bank and Trust Company dated March 9, 1999.*******

99.(g).1 Amended and Restated Master Custodian Agreement between John Hancock Mutual Funds for John Hancock Multi-Sector Growth Fund, John Hancock Small Capitalization Value Fund, John Hancock Dividend Performers Fund, John Hancock Active Bond Fund, John Hancock Small Capitalization Growth Fund, John Hancock Independence Core Equity Fund II, John Hancock Independence Value Fund, John Hancock Independence Growth Fund, John Hancock Independence Medium Capitalization Fund and John Hancock Balanced Fund and Investors Bank and Trust Company dated
                March 9, 1999.*******

99.(h)          Other Material Contracts.   Transfer Agency  and Service
                Agreement between the Registrant and John Hancock Signature Services, Inc. dated June 1, 1998.+

99.(h).1 Accounting and Legal Services Agreement between John Hancock Advisers, Inc. and Registrant as of January 1, 1996.****

99.(i)          Legal Opinion with respect to the Registrant.+

99.(j)          Other Opinions.

99.(k)          Omitted Financial Statements.  Not Applicable.

99.(l) Initial Capital Agreement Subscription agreement between Registrant and John Hancock Advisers, Inc. dated
                January 12, 1995.*

99.(m) Distribution Plans between the Registrant and John Hancock Funds for John Hancock Core Growth Fund Classes A, B and C dated
                July 1, 1999.#

99.(m).1 Distribution Plans between the Registrant and John Hancock Funds for John Hancock Core Value Fund Classes A, B and C dated July 1, 1999.#

99.(m).2 Rule 12b-1 Plans. John Hancock Independence Diversified Core Equity Fund II Class P Shares dated October 1, 1999.+

99.(n) Rule 18f-3 Plan. John Hancock Funds Class A, Class B, Class C and Class I Multiple Class Plan Pursuant to Rule 18f-3 for John Hancock Core Growth Fund and John Hancock Core Value Fund.#

99.(n).1 Rule 18f-3 John Hancock Funds Class P and Class I - multiple Class Plan pursuant to Rule 18f-3.+

99.(p) Code of Ethics-John Hancock Advisers, John Hancock Independence Investment Associates and Indocam International Investment Services, Inc.+

* Previously filed electronically with post-effective amendment number 1 (file nos. 811-8852 and 33-86102) on September 8, 1995, accession number 0000950135-95-001879.

** Previously filed electronically with post-effective amendment number 2 (file nos. 811-8852 and 33-86102) on September 25, 1995, accession number 0000950135-95-001978.

*** Previously filed electronically with post-effective amendment number 4 (file nos. 811-8852 and 33-86102) on January 5, 1996, accession number 0000950135-96-000075.

**** Previously filed electronically with post-effective amendment number 5 (file nos. 811-8852 and 33-86102) on June 24, 1996, accession number 0001010521-96-000102.

***** Previously Filed electronically with post-effective amendment number 7 file nos. 811-8852 and 33-86102) on April 30, 1997, accession number 0001010521-97-000281.

****** Previously filed electronically with post-effective amendment number 8 file nos. 811-8852 and 33-86102 on April 29, 1998, accession number 0001010521-98-000241.

*******  Previously filed electronically with post-effective amendment number
         9 (file nos. 811-8852 and 33-86102) on April 27, 1999, accession number 0001010521-99-000192.

# Previously filed electronically with post-effective amendment number 10 (file number 811-8852 and 33-86102) on July 28, 1999, accession number 0001010521-99-000251.

## Previously filed electronically with post-effective amendment number 11 (file number 811-8852 and 33-86102) on July 29, 1999, accession number 0001010521-99-000881.

+        Filed herewith.